Exhibit 10.18

Contract transfer of existing lease agreement no. 4301-7722-02 reg. the property situated in Hunnerup 1, Lund

PARTIES

Lanlord	I-Parken in Lund AB (corporate id. no. 556263-8394)

Previous tenant	Novozymes Biopharma AB (corporate id. no. 556727-0830)

Incoming tenant	Repligen Sweden AB (org.nr 556869-0704)

The parties agree as follows:

The incoming tenant, Repligen Sweden AB, takes over starting with 01-01-2012 the lease agreement no. 4301-7722-02 and thus the obligations and other terms and conditions imposed for the tenant under the contract.

In connection with this transfer, the lease agreement is extended until 06-30-2017. The other terms and condition of the agreement remain unchanged.

This transfer is subject to the guarantee commitments set out in Annex 1 of the “Parent Company” Repligen Corporation.

The incoming tenant has taken over, read and understood the content of the lease agreement.

The practical transfer of keys, any furniture and others is made between the old and new tenant.

This Agreement has been prepared in three identical copies where each party receives a copy. An English translation of this transfer has been made by the “Parent Company” acc. to Annex 2.

Malmö 2011-12-	Malmö 2011-12-
Novozymes Biopharma AB	Repligen Sweden AB

/s/ Mikael Bundgaard-Nielsen	/s/ Walter Herlihy

Malmö 2011-12-
I-Parken i Lund AB

/s/ Johan Sjostedt

Contract transfer of existing lease agreement no. 4301-7724-07 reg. the property situated in Hunnerup 1, Lund

PARTIES

Lanlord	I-Parken i Lund AB (corporate id. no. 556263-8394)

Previous tenant	Novozymes Biopharma AB (corporate id. no. 556727-0830)

Incoming tenant	Repligen Sweden AB (org.nr 556869-0704)

The parties agree as follows:

The incoming tenant, Repligen Sweden AB, takes over starting with 01-01-2012 the lease agreement no. 4301-7724-07 and thus the obligations and other terms and conditions imposed for the tenant under the contract.

In connection with this transfer, the lease agreement is extended until 06-30-2017. The other terms and condition of the agreement remain unchanged.

This transfer is subject to the guarantee commitments set out in Annex 1 of the “Parent Company” Repligen Corporation.

The incoming tenant has taken over, read and understood the content of the lease agreement.

The practical transfer of keys, any furniture and others is made between the old and new tenant.

This Agreement has been prepared in three identical copies where each party receives a copy. An English translation of this transfer has been made by the “Parent Company” acc. to Annex 2.

Malmö 2011-12-	Malmö 2011-12-
Novozymes Biopharma AB	Repligen Sweden AB

/s/ Mikael Bundgaard-Nielsen	/s/ Walter Herlihy

Malmö 2011-12-
I-Parken i Lund AB

/s/ Johan Sjostedt

Contract transfer of existing lease agreement no. 4301-7734-01 reg. the property situated in Hunnerup 1, Lund

PARTIES

Lanlord	I-Parken i Lund AB (corporate id. no. 556263-8394)

Previous tenant	Novozymes Biopharma AB (corporate id. no. 556727-0830)

Incoming tenant	Repligen Sweden AB (org.nr 556869-0704)

The parties agree as follows:

The incoming tenant, Repligen Sweden AB, takes over starting with 01-01-2012 the lease agreement no. 4301-7734-01 and thus the obligations and other terms and conditions imposed for the tenant under the contract.

In connection with this transfer, the lease agreement is extended until 06-30-2017. The other terms and condition of the agreement remain unchanged.

This transfer is subject to the guarantee commitments set out in Annex 1 of the “Parent Company” Repligen Corporation.

The incoming tenant has taken over, read and understood the content of the lease agreement.

The practical transfer of keys, any furniture and others is made between the old and new tenant.

This Agreement has been prepared in three identical copies where each party receives a copy. An English translation of this transfer has been made by the “Parent Company” acc. to Annex 2.

Malmö 2011-12-	Malmö 2011-12-
Novozymes Biopharma AB	Repligen Sweden AB

/s/ Mikael Bundgaard-Nielsen	/s/ Walter Herlihy

Malmö 2011-12-
I-Parken i Lund AB

/s/ Johan Sjostedt

Contract transfer of existing lease agreement no. 4301-7804-01 reg. the property situated in Hunnerup 1, Lund

PARTIES

Lanlord	I-Parken i Lund AB (corporate id. no. 556263-8394)

Previous tenant	Novozymes Biopharma AB (corporate id. no. 556727-0830)

Incoming tenant	Repligen Sweden AB (org.nr 556869-0704)

The parties agree as follows:

The incoming tenant, Repligen Sweden AB, takes over starting with 01-01-2012 the lease agreement no. 4301-7804-01 and thus the obligations and other terms and conditions imposed for the tenant under the contract.

In connection with this transfer, the lease agreement is extended until 06-30-2017. The other terms and condition of the agreement remain unchanged.

This transfer is subject to the guarantee commitments set out in Annex 1 of the “Parent Company” Repligen Corporation.

The incoming tenant has taken over, read and understood the content of the lease agreement.

The practical transfer of keys, any furniture and others is made between the old and new tenant.

This Agreement has been prepared in three identical copies where each party receives a copy. An English translation of this transfer has been made by the “Parent Company” acc. to Annex 2.

Malmö 2011-12-	Malmö 2011-12-
Novozymes Biopharma AB	Repligen Sweden AB

/s/ Mikael Bundgaard-Nielsen	/s/ Walter Herlihy

Malmö 2011-12-
I-Parken i Lund AB

/s/ Johan Sjostedt

[logo]	LEASING AGREEMENT	Page 5 (4)
THE SWEDISH PROPERTY FEDERATION	FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

[logo]	LEASE CONTRACT

Page 1 (2)

	FOR OFFICE SPACE	No. 33001 7722 02

THE SWEDISH PROPERTY OWNERS’ ASSOCIATION

Today, the undersigned have made the following lease agreement:                     A check in the box

means that the text following is applicable.

Landlord	i-parken i Lund AB								Sign.

556263-8394
Tenant							PIN/org. no.		Sign.

	Novozymes Biopharma AB						556627-0830
Address of Office space etc.	Municipality					Property designation
	Lund					Hennerup
	Street address							Stairs/house	Apartment no.
S.t Lars v
Condition and use of the office space	Unless otherwise indicated, the office space with associated facilities is being leased for use as:					Laboratory and office
Size and extent of the office space	Shop area		Office area in				Storage area in		Other area
	plan	m2	plan 1- 4	m2 Approx. 3015	plan	m2	plan	m2	plan	m2
Appendix
☐ The extent of the leased office space has been marked on the attached drawing(s).

	car access for loading and unloading ☐		☐ place for sign		place for display stand / machine ☐		parking space(s) for ☐ car(s)	garage space(s) for ☐ car(s)		☐ outbuilding
Furnishings, etc.	The office space is leased						In the event that the lease terminates, the Tenant, unless otherwise agreed, shall			Appendix

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 6 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

	☒	without special furnishings intended for the business	☐	with special furnishing intended for the business according to appendix	remove his property and restore the office space to an acceptable condition.

Lease term	From 08/01/2005				Through 11/30/2013

Termination period / Extension period	Termination of this contract must occur in writing at least		9	months	before the expiry of the agreed upon rental months period; otherwise the contract is extended by time.	months 36 each

Rent	SEK 5,600,000 per year, comprising ☐ total rent				☒ rent excl. rent supplement marked below

Index – clause	☒	Change of above-mentioned rent occurs in accordance with attached index clause				Appendix 1

Heating and hot water	Necessary heating of the office space is arranged for by				Hot water is provided
	☐ the Landlord ☐ the Tenant				☒ the whole year ☐ not at all ☐

Cost	☒	Fuel / heat supplement is paid in accordance with attached clause currently debited by 439000.00 / year				Appendix

Water and sewage cost	☒ Water and sewage supplement is paid in accordance with attached clause currently debited by 215000.00 / year					Appendix

Cooling Ventilation	Costs for operation of special cooling and ventilation					Appendix
	☐	facility is compensated in accordance with attached clause

Electricity	☐	included in the rent		☒ the Tenant has his own subscription

Stairway cleaning	☐	included in the rent		☒ to be arranged and paid by the Tenant

Packaging and waste collection	☐	included in the rent	☐ to be arranged and paid by the Tenant
~~(however, it is incumbent on the Landlord to provide waste bins and necessary~~

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 7 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Snow removal and sanding	☒	included in the rent	☐	to be arranged and paid by the Tenant

Property tax	☐	included in the rent	☒	compensation for this tax is paid according to special agreement	| Appendix 2
Unanticipated costs

If, after signing the agreement, unanticipated increases in costs for the property arise due to

a)      introduction or increase of outgoing tax specific to the property, fees, or charges which the Parliament, government, municipality, or authority may decide

b)      general refurbishment measures or the like on the property which not only concern the office space and which the Landlord is required to perform as a result of a decision of the Parliament, government, municipality, or authority.

the Tenant shall, with effect from the entry of the costs, pay compensation to the Landlord for the accruing share at the office space of the total annual costs for the property.

The office space’s share is 14.9 percent. If the share has not been stated, it is made up of the Tenant’s rent (excl. any VAT) in relation to rents based on the property (excl. any VAT) at the time of the cost increase. For office space not leased, an estimate of the market rent for the office space is thus made.

By tax according to a) above, VAT and property taxes are not intended, to the extent that compensation is paid for this [tax] in accordance with the agreement.

By unanticipated costs, such costs are meant which are not decided by the bodies specified under a) and b), at the time of the agreement’s entry into force. The compensation is paid according to the rules below which relate to the payment of rent.

Value Added Tax (VAT)

☒ The property owner / Landlord is liable for VAT for renting the office space. In addition to the rent, the Tenant shall compensate applicable VAT on each occasion.

☐ If the property owner / Landlord, after a decision of the Tax Agency, becomes liable for VAT for renting the office space, in addition to the rent, the Tenant shall compensate applicable VAT on each occasion.

The VAT that is paid with the rent is calculated on the specified rent amount as well as, in accordance with the rules for VAT on rent that are in force at the time, on, where applicable in accordance with the lease contract, outgoing supplement and other compensation.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 8 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

The Property Owner’s Association of Sweden form no. 12 A prepared in 1991 in consultation with the Swedish Trade Federation / Swedish Hotel and Restaurant Association. Reprinting is prohibited. Lic. no.: 2160-3442-6750-20. Version no. 6.0. Licensed to: Realia Fastighets AB.

LEASE CONTRACT

Page 2 (2)

	FOR OFFICE SPACE	No. 33001 7722 02

A check in the box means that the text following is applicable.
Rent payment	The rent is paid in advance, without request, no later than the last working day before each ☒ beginning of the quarter ☐ beginning of the month by deposit into	Postal giro no. 4888101-5	Bank giro no. 5480-6419
Interest, payment reminder

In the event of late payment of rent, the Tenant shall pay both interest according to the Interest Rate Act, and compensation for a written payment reminder according to the Act concerning compensation for collection charges, etc. Compensation for reminders is paid with the amount that applies on each occasion, according to the regulation concerning compensation for collection charges, etc.

Maintenance, etc.	☐ The Landlord shall perform and pay for necessary maintenance of the office space and furnishings provided by him	However, the Tenant is responsible for	Appendix
	☒ The Tenant shall perform and pay for necessary maintenance of floor surfaces, walls, and ceilings, as well as furnishings provided by the Landlord	In addition, the Tenant’s maintenance obligation includes:	Appendix
	☐ The distribution of the maintenance responsibility appears in a separate appendix		Appendix

The Tenant is not entitled to a reduction of the rent for obstruction or in usufruct during the period during which the Landlord has ordinary maintenance executed on the property or the leased premises. However, it is incumbent upon the Landlord to inform the Tenant in advance of the nature of the work and its extent, as well as when and during what period of time the work is to be performed.

In case the tenancy applies to shop premises / trade premises, with operations dependent upon the influx of customers, the

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 9 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies clause shall be valid only if a special agreement has been made in this regard.
It is incumbent upon ☐ the Landlord ☒ the Tenant

at his own liability and expense to be responsible for the measures that may be required by insurance companies or construction boards, environmental and health boards, fire authorities, or authorities, after the day of admission, for the office space’s utilization for the intended application. The Tenant shall consult with the Landlord before the measures are taken.

If the Tenant makes modifications to the office space without the necessary building permits, and as a result of this the Landlord is forced, according to the rules of PBL, to pay building fees or surcharges, the Tenant shall pay the corresponding amount to the Landlord.

Signs, awnings, windows, doors, etc.

The Tenant is entitled, after consultation with the Landlord, to erect signs customary to the business, under the precondition that the Landlord has no reasonable cause to refuse and that the Tenant has obtained the necessary permits from the concerned authorities. When vacating the office space, it is incumbent upon the Tenant to restore the façade to an acceptable condition.

In the event of more extensive property maintenance, such as façade renovation, it is incumbent upon the Tenant, at his own expense and without compensation, to disassemble and reassemble signs, awnings, and antennae.

The Landlord shall not erect machines and display cases on the outer walls of the office space rented by the Tenant, without the Tenant’s consent, and [he] shall allow the Tenant the optional right to erect machines and display cases on the walls in question.

☐ The Landlord ☒ The Tenant is responsible for damages to display windows, entrance doors, and signs.
☒ The Tenant is obligated to sign and maintain glass insurance on all display windows and entrance doors belonging to the office space.
Locks	It is incumbent upon ☐ the Landlord ☒ the Tenant	to equip the office space with such locks and anti-theft devices as are required for the Tenant’s business or enterprise insurance.
Force majeure

The Landlord exonerates himself from the obligation to perform his part of the agreement and from the obligation to pay for damages if his commitment cannot be fulfilled at all, or only at abnormally high expense, due to war or riot, such work stoppage, blockade, fire, explosion, or intervention by public authorities which the Landlord has no control over and could not foresee.

Security	The precondition for the applicability of this agreement is that a security in the form of a	Appendix
☐ bank guarantee ☐ security ☐ be deposited no later than
Special		Appendix

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 10 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

provisions	see Appendix			3
Signature

This contract, which must not be entered into without special consent, has been drafted in two identical copies, of which the parties each received one. The previous agreement between the parties concerning this office space ceases to be valid as of this agreement’s entry into force.

	Place/date [handwritten:] 05/05/31	Place/date Bagsværd 05/27/05
	Landlord	Tenant	[stamp:]	Arne W. Schmidt
	i-parken i Lund AB	Novozymes Biopharma AB		Group Director
	[signature]	[signature]
	Printed name Christopher Nilsson	[signature]	[stamp:]	Niels Münter Legal Counsel Novozymes A/S Krogshoejvej 36 DK-2880 Bagsværd
Agreement to vacate	Due to agreement made on this day, the contract ceases to apply as of until the day on which the Tenant undertakes to vacate.
	Place/date	Landlord	Tenant
Transfer	The lease contract above is transferred as of
to
	Incoming Tenant	Outgoing Tenant	PIN/org. no.
Above transfer is approved	Place/date	Landlord

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 11 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

The Property Owners’ Association of Sweden form no. 12 A prepared in 1991 in consultation with the Swedish Trade Federation / Swedish Hotel and Restaurant Association. Reprinting is prohibited. Lic. no.: 2160-3442-6750-20. Version no. 6.0. Licensed to: Realia Fastighets AB.

[logo]	INDEX CLAUSE
Page 1 (2)
THE PROPERTY OWNERS’ ASSOCIATION Appendix no. 1	for office space

Concerning	Lease contract no.	in the property
	33001 7722 02	Hennerup
Landlord	i-parken i Lund AB 556263-8394
Tenant	Novozymes Biopharma AB 556627-0830
Clause

Of the rent amount specified in the contract, 5,600,000            SEK, 100                    % or             5,600,000             SEK shall constitute the base rent. During the lease period, an addition to the rent amount shall be paid with respect to changes in the consumer price index (total index with 1980 as the base year), with a certain percent of the base rent, according to the reasons below.

•       For lease agreements that begin at any time during the period 01/01 – 06/30, the base rent is adjusted                      to the index value for October of the previous year.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 12 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

•      For lease agreements that begin at any time during the period 07/01 – 12/31, the base rent is instead                      adjusted to the index value for October of the same period.

•      The index value for October, to which the base rent is considered to be adjusted in accordance with                      the above, constitutes the base number unless otherwise agreed upon as follows by indicating the year.                      Otherwise agreed upon base number, namely the index value for October 2004.

If the index value should rise in relation to the base number in any subsequent October, an addition shall be paid with the percentage by which the index value is changed in relation to the base number. In the continuation, the addition shall be paid in relation to the index changes, whereby the change in rent is calculated on the basis of the percent change between the base number and the index number for the respective October.

Outgoing rent, however, shall never be set lower than the rent amount specified in the contract. The change in rent always occurs as of January 1 after the October index occasions the recalculation.

The instructions on page 2 are applicable to the agreement.

Signature	Place/date [handwritten:] 05/05/31	Place/date [handwritten:] Bagsværd
	Landlord i-parken i Lund AB	Tenant Novozymes Biopharma AB [signature]
Printed name [stamp:] Arne W. Schmidt Group Director

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 13 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

[signature]	Tenant [signature]
Christopher Nilsson	Printed name	[stamp:]	Niels Münter Legal Counsel Novozymes A/S Krogshoejvej 36 DK-2880 Bagsværd

The Landlord’s own entry on base number: 281

The Swedish Property Owners’ Association form no. SE, prepared in 1999 in consultation with the Swedish Trade Federation and the Swedish Hotel and Restaurant Association. The copy of the instructions was revised in May 2002. Reprinting is prohibited.

Lic. no.: 2160-3442-6750-20. Version no. 6.0. Licensed to: Realia Fastighets AB.

Page 2 (2)

Instructions for the Index Clause for Office Space

The Base Rent

Whether the whole or some part of the rent amount specified in this agreement should constitute the base rent is a matter for negotiation, and may otherwise depend on the lease terms (such as, for example, the rent’s size in SEK/m2 and

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 14 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies the year, as well as the other obligations that are incumbent upon the Tenant, etc.).

The Base Number

The index number for October, to which the base rent is considered to be adjusted, makes up the base number unless otherwise indicated by indicating the year (see the provisions on page 1).

A comparison of indices occurs as soon as the year’s October index is published. In recent years, the October index has been published in mid-November.

Calculation of the rent supplement

1)	Calculate the difference between the current October index and the base number.

2)	If the difference is positive, the calculated difference is divided by the base number.

3)	The size of the rent supplement is calculated by this quotient, multiplied by the base rent.

Example

Calculation of rent supplement for the year 2002

The base rent is assumed to be 100,000 SEK/year and is adjusted to the consumer price index (CPI) for October 1999, which is 259.7 (Base number). The October index for the year 2001 is 269.1.

1.	Calculate the difference between the index number 269.1 and 259.7. The difference is positive and adds up to 9.4.

2.	Divide 9.4 by 259.7 and multiply the quotient (without rounding) by the base rent 100,000 SEK. The result is 3,619.56 SEK and constitutes the rent supplement for the year 2002 according to the clause.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 15 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Alternative A: If the CPI for October 2001 should instead end up being lower than the year before, e.g. 262.0 (October index for year 2000 was 262.6).

The difference between the assumed 262.0 and the base number 259.7 would still have been positive and added up to 2.3. The quotient between 2.3 and the base number 259.7, multiplied by the base rent 100,000 SEK would have resulted in a rent supplement of 885.63 SEK. The total rent, however, would have been lower than for the year 2001.

Alternative B: If the CPI for October 2001 should instead end up being lower than the base number 259.7, e.g. 259.5.

The difference between 259.5 and the base number 259.7 would have then been negative. No rent supplement should then be paid. The rent amount specified in the agreement should apply.

[initials]

[logo]	INDEX CLAUSE

Page 1 (2)
THE PROPERTY OWNERS’ ASSOCIATION	for office space

Appendix no.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 16 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

2

Concerning	Lease contract no.	for the property
	33001 7722 02	Hennerup

Landlord	i-parken i Lund AB 556263-8394
Tenant	Novozymes Biopharma AB, 556627-0830

Clause

The applicable option is marked with a cross in the box and filled in with the required information.

To the extent that the portions of the property that consist of the office space should be/are liable to property taxes, the Tenant shall pay the Landlord compensation for this along with the rent, according to the marked option.

☒  In addition to the rent amount specified in the contract, the Tenant shall annually pay for compensation for his share of outgoing property taxes for the office space on each occasion. The Tenant’s share shall be considered to be 14.9 percent.

According to the rules that apply at the time of the signing of the contract, the compensation constitutes 171,605 SEK per year at the start of the lease period.

☐  Compensation for the share of the property taxes accruing at the office space is included in the rent amount specified in the agreement and constitutes                      SEK at the time of the signing of the agreement.

The office space’s share of the property taxes for the office space shall be considered to be      percent. The Tenant shall pay compensation for his share of changes that occurred (regardless of the reason for them) in the property taxes for the office space, after the signing of the agreement, to the extent that the taxes exceed the compensation for the property taxes that is included in the rent.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 17 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

If the property taxes should happen to decrease/cease, with the result that the Tenant’s share of the compensation is less than the compensation that is included in the rent specified in the agreement, in accordance with the above, however, the rent shall at least amount to the original amount. Other clauses (e.g. index) found in the agreement thus entail that the total rent amount that the Tenant pays is/may be higher than the rent sum specified in the agreement.

The Tenant’s share specified above, which shall be unaltered during the rental period, has been calculated according to the following:

The instructions on page 2 are applicable to the agreement.

Signature	Place/date [handwritten:] 05/05/31	Place/date [handwritten:] Bagsværd 05/27/05
	Landlord i-parken i Lund AB [signature]	Tenant [signature] [signature]

	Christopher Nilsson	Printed name [stamp:] Arne W. Schmidt Group Director Novoyzmes A-S	[stamp:] Niels Münter Legal Counsel Krogshoejvej 36 DK-2880 Bagsværd

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 18 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Bagsværd

The Swedish Property Owners’ Association form no. 78, prepared in 1995. Section 2 of Instructions, revised in 1997.

Reprinting is prohibited.

Lic. no.: 2160-3442-6750-20. Version no. 6.0. Licensed to: Realia Fastighets AB.

INSTRUCTIONS

Page 2(2)

1.

The clause was formulated in June 1995, i.e. before the time (usually January 1, 1996) from which the property taxes apply for the office space. The clause therefore has a wording that means that this can be introduced into the agreement that is signed before the taxes are paid, as well as in the agreement that is signed when the taxes are actually paid.

2.

The compensation shall compensate for increased administrative costs, regardless of who is actually liable for tax. Property owners / Landlords are liable for tax. If partnerships are property owners / Landlords, according to previous rules, shareholders are liable for tax. The rent supplement would of course yet be paid to the Landlord. After January 1, 1997, however, partnerships, as owners, are liable for property taxes.

3.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 19 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

According to § 19 of the Rent Act, the rent – with some exceptions – shall be the amount determined in the rent agreement. If the lease period is determined and for at least three years, moreover, a reservation applies that the rent shall be paid by the amount that is determined according to “another basis for calculation,” e.g. adjustment of the index. This also means that the lease term must be determined at least three years before the Landlord shall be able to charge compensation for property taxes, with an amount that can vary according to the change in the tax. Furthermore, the basis for calculation must be specified in the agreement. The clause therefore assumes that the parties will indicate for how large a share of the tax the Tenant must pay compensation.

According to the rules that are applicable at the time of this clause’s preparation, the tax constitutes a certain percent of the assessment value for the office space (both land and buildings). The declaration is reported in the tax information. The Tenant’s share of the tax for the office space can be determined as the relationship between the area that the Tenant rents and the rentable area of the property, or as the relationship between the Tenant’s rent and the total rents on the property.

What rate of calculation the parties select becomes a matter for negotiation. Other bases for calculation can also be used. For the sake of simplicity, however, the Tenant’s share should be unchanged during the lease term and, thus, independent of, for example, how the taxes can continue to be calculated, and any changes in the position of the rent.

It is appropriate, therefore, to indicate at the intended place how the office space’s share has been calculated. If the information relating to this should happen not to be filled in, this shall not mean, however, that the agreement becomes invalid. On a property, various buildings can be found with various values and various types of assessable units (single-family home, apartment building, industrial facility, and special unit). The tax – for which the Tenant shall pay compensation – shall only relate to the building where the office space is located. A building usually refers to each structural body. Required information can be retrieved from the notification of the

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 20 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies decision about general property assessment which the Tax Agency sends to the property owner. The property owner who has problems calculating the Tenant’s share should contact his property owner’s association for assistance.

Fill in the Tenant’s share!

4.

The clause contains two options. In the first, compensation is paid for tax as a rent supplement “alongside” the rent amount specified in the agreement. The tax and the rent supplement disappear automatically. The other option assumes that the parties are in agreement about a certain rent in which, for instance, compensation for the applicable tax is included. If the tax should happen to be raised, regardless of the reason (e.g. high tax rate, increased tax assessment value, etc.) the Tenant shall nevertheless pay compensation for the increased cost. If the tax should happen to disappear, the rent returns to the original amount, i.e. the agreed upon rent (which includes compensation for the initially applicable tax which ceased). Naturally the Tenant shall still pay other rent supplements that occur, such as for changes in the index, changes in fuel costs, etc.

5.

To the extent that the Tenant shall pay a rent supplement for property taxes, the rent supplement should be reported separately on the rent specification.

6.

Mark with cross the option which you have selected. In the option selected, the Tenant’s share and the current amount are indicated. Furthermore, indicate how the Tenant’s share is calculated.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 21 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

[initials]

[logo]

Page 1 (1)
THE PROPERTY OWNERS’ ASSOCIATION Appendix no. 3

The undersigned have today made an agreement concerning the following supplement to lease contract no. 33001 7722 02

Landlord	i-parken i Lund AB, 556263-8394

Tenant	Novozymes Biopharma AB, 556627-0830

Property	Hennerup

Supplement

The Tenant shall take over and pay for service of existing and new ventilation and water and sewage plants. Realia (the Landlord) shall provide consumable materials on an ongoing basis.

This agreement replaces lease contract 33001 7722 01, 33001 7758 01 and 33001 7759 01.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 22 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Signature	Place/date [handwritten:] 05/05/31	Place/date [handwritten:] Bagsværd 05/27/05
	Landlord i-parken i Lund AB [signature]	Tenant [signature] [signature]

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 23 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Christopher Nilsson	Printed name		[stamp:]	Niels Münter
	[stamp:]	Arne W. Schmidt		Legal Counsel
Group Director
Novoyzmes A-S
Krogshoejvej 36 DK-2880
Bagsværd

(ENGLISH TRANSLATION)

LEASE CONTRACT	Page 1 (2)
	FOR OFFICE SPACE	No. 33001 7722 02
THE SWEDISH PROPERTY OWNERS’ ASSOCIATION
Today, the undersigned have made the following lease agreement:		A check in the box means that the
text following is applicable.

Landlord	i-parken i Lund AB										Sign.
556263-8394
Tenant									PIN/org. no.		Sign.
	Novozymes Biopharma AB								556627-0830
Address of Office space etc.	Municipality						Property designation
	Lund						Hennerup
	Street address								Stairs/house		Apartment no.
S.t Lars v
Condition and use of the office space	Unless otherwise indicated, the office space					Laboratory and office
with associated facilities is being leased for use as:
Size and extent of the office space	Shop area		Office area in				Storage area in			Other area
	plan	m2	plan	m2	plan	m2	plan	m2	plan	m2
			1-4	Approx.
3015
Appendix
☐ The extent of the leased office space has been marked on the attached drawing(s).
	car access for loading and unloading ☐		☐ place for sign		place for display stand / machine ☐			parking space(s) for	garage space(s) for
								☐ car(s)	☐ car(s)		☐ outbuilding
Furnishings, etc.	The office space is leased							In the event that the lease terminates, the Tenant, unless otherwise agreed, shall remove his property and restore the office space to an acceptable condition.			Appendix

	☒ without special furnishings intended for the business			☐ with special furnishings intended for the business according to appendix

Lease term	From						Through
	08/01/2005						11/30/2013
Termination period / Extension period	Termination of this contract						before the expiry of the agreed upon rental				months
	must occur in writing at least			9 months			period; otherwise the contract is extended by 36				each time.
Rent	SEK
	5,600,000			per year, comprising ☐ total rent ☒ rent excl. rent supplement marked below
Index –											Appendix

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 24 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

clause	☒ Change of above-mentioned rent occurs in accordance with attached index clause		1
Heating and hot water	Necessary heating of the office space is arranged for by	Hot water is provided
	☐ the Landlord ☐ the Tenant	☒ the whole year ☐ not at all ☐
Cost			Appendix
☒ Fuel / heat supplement is paid in accordance with attached clause currently debited by 439000.00 / year
Water and sewage cost			Appendix
☒ Water and sewage supplement is paid in accordance with attached clause currently debited by 215000.00 / year
Cooling Ventilation	Costs for operation of special cooling and ventilation		Appendix
☐ facility is compensated in accordance with attached clause
Electricity
	☐ included in the rent	☒ the Tenant has his own subscription
Stairway cleaning
	☐ included in the rent	☒ to be arranged and paid by the Tenant
Packaging and waste collection
	☐included in the rent	☐ to be arranged and paid by the Tenant
~~(however, it is incumbent on the Landlord to provide waste bins and necessary~~
Snow removal and sanding
	☒ included in the rent	☐ to be arranged and paid by the Tenant
Property tax			Appendix
	☐ included in the rent	☒ compensation for this tax is paid according to special agreement	2
Unanticipated costs	If, after signing the agreement, unanticipated increases in costs for the property arise due to

c)          introduction or increase of outgoing tax specific to the property, fees, or charges which the Parliament, government, municipality, or authority may decide

d)         general refurbishment measures or the like on the property which not only concern the office space and which the Landlord is required to perform as a result of a decision of the Parliament, government, municipality, or authority.

the Tenant shall, with effect from the entry of the costs, pay compensation to the Landlord for the accruing share at the office space of the total annual costs for the property.

The office space’s share is 14.9 percent. If the share has not been stated, it is made up of the Tenant’s rent (excl. any VAT) in relation to rents based on the property (excl. any VAT) at the time of the cost increase. For office space not leased, an estimate of the market rent for the office space is thus made.

By tax according to a) above, VAT and property taxes are not intended, to the extent that compensation is paid for this [tax] in accordance with the agreement.

By unanticipated costs, such costs are meant which are not decided by the bodies specified under a) and b), at the time of the agreement’s entry into force. The compensation is paid according to the rules below which relate to the payment of rent.

Value Added Tax (VAT)

☒ The property owner / Landlord is liable for VAT for renting the office space. In addition to the rent, the Tenant shall compensate applicable VAT on each occasion.

☐ If the property owner / Landlord, after a decision of the Tax Agency, becomes liable for VAT for renting the office space, in addition to the rent, the Tenant shall compensate applicable VAT on each occasion.

The VAT that is paid with the rent is calculated on the specified rent amount as well as, in accordance with the rules for VAT on rent that are in force at the time, on, where applicable in accordance with the lease contract, outgoing supplement and other compensation.

The Property Owners’ Association of Sweden form no. 12 A prepared in 1991 in consultation with the Swedish Trade Federation / Swedish Hotel and Restaurant Association. Reprinting is prohibited. Lic. no.: 2160-3442-6750-20. Version no. 6.0. Licensed to: Realia Fastighets AB.

LEASE CONTRACT

Page 2 (2)

FOR OFFICE SPACE	No. 33001

7722 02

A check in the box means that the text following is applicable.

Rent payment	The rent is paid in advance, without request, no later than the last working day before each ☒ beginning of the quarter ☐ beginning of the month by deposit into	Postal giro no. 4888101-5	Bank giro no. 5480-6419
Interest, payment reminder	In the event of late payment of rent, the Tenant shall pay both interest according to the Interest Rate Act, and compensation for a written payment reminder according to the Act concerning compensation for collection charges, etc. Compensation for reminders is paid with the amount that applies on each occasion, according to the regulation concerning compensation for collection charges, etc.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 25 (4)
FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Maintenance, etc.	☐ The Landlord shall perform and pay for necessary maintenance of the office space and furnishings provided by him		However, the Tenant is responsible for	Appendix

	☒ The Tenant shall perform and pay for necessary maintenance of floor surfaces, walls, and ceilings, as well as furnishings provided by the Landlord		In addition, the Tenant’s maintenance obligation includes:	Appendix

	☐ The distribution of the maintenance responsibility appears in a separate appendix			Appendix

The Tenant is not entitled to a reduction of the rent for obstruction or in usufruct during the period during which the Landlord has ordinary maintenance executed on the property or the leased premises. However, it is incumbent upon the Landlord to inform the Tenant in advance of the nature of the work and its extent, as well as when and during what period of time the work is to be performed.

In case the tenancy applies to shop premises / trade premises, with operations dependent upon the influx of customers, the clause shall be valid only if a special agreement has been made in this regard.

	It is incumbent upon ☐ the Landlord ☒ the Tenant	at his own liability and expense to be responsible for the measures that may be required by insurance companies or construction boards, environmental and health boards, fire authorities, or authorities, after the day of admission, for the office space’s utilization for the intended application. The Tenant shall consult with the Landlord before the measures are taken.

If the Tenant makes modifications to the office space without the necessary building permits, and as a result of this the Landlord is forced, according to the rules of PBL, to pay building fees or surcharges, the Tenant shall pay the corresponding amount to the Landlord.

Signs, awnings, windows, doors, etc.

The Tenant is entitled, after consultation with the Landlord, to erect signs customary to the business, under the precondition that the Landlord has no reasonable cause to refuse and that the Tenant has obtained the necessary permits from the concerned authorities. When vacating the office space, it is incumbent upon the Tenant to restore the façade to an acceptable condition.

In the event of more extensive property maintenance, such as façade renovation, it is incumbent upon the Tenant, at his own expense and without compensation, to disassemble and reassemble signs, awnings, and antennae.

The Landlord shall not erect machines and display cases on the outer walls of the office space rented by the Tenant, without the Tenant’s consent, and [he] shall allow the Tenant the optional right to erect machines and display cases on the walls in question.

☐ The Landlord ☒ The Tenant is responsible for damages to display windows, entrance doors, and signs.

☒ The Tenant is obligated to sign and maintain glass insurance on all display windows and entrance doors belonging to the office space.

Locks	It is incumbent upon ☐ the Landlord ☒ the Tenant		to equip the office space with such locks and anti-theft devices as are required for the Tenant’s business or enterprise insurance.

Force majeure	The Landlord exonerates himself from the obligation to perform his part of the agreement and from the obligation to pay for damages if his commitment cannot be fulfilled at all, or only at abnormally high expense, due to war or riot, such work stoppage, blockade, fire, explosion, or intervention by public authorities which the Landlord has no control over and could not foresee.

Security	The precondition for the applicability of this agreement is that a security in the form of a			Appendix
☐bank guarantee ☐ security ☐ be deposited no later than

Special provisions	see Appendix			Appendix 3

Signature	This contract, which must not be entered into without special consent, has been drafted in two identical copies, of which the parties each received one. The previous agreement between the parties concerning this office space ceases to be valid as of this agreement’s entry into force.

	Place/date [handwritten:] 05/05/31	Place/date Bagsværd 05/27/05
	Landlord i-parken i Lund AB	Tenant Novozymes Biopharma AB	[stamp:]	Arne W. Schmidt Group Director
	[signature] Printed name Christopher Nilsson	[signature] [signature]	[stamp:]	Niels Münter Legal Counsel Novozymes A/S Krogshoejvej 36 DK-2880 Bagsværd

Agreement to vacate	Due to agreement made on this day, the contract ceases to apply as of			until the day on which the Tenant undertakes to vacate.
	Place/date	Landlord		Tenant

Transfer	The lease contract above is transferred as of

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 26 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies to

	Incoming Tenant	Outgoing Tenant	PIN/org. no.

Above transfer is approved	Place/date	Landlord

The Property Owners’ Association of Sweden form no. 12 A prepared in 1991 in consultation with the Swedish Trade Federation / Swedish Hotel and Restaurant Association. Reprinting is prohibited. Lic. no.: 2160-3442-6750-20. Version no. 6.0. Licensed to: Realia Fastighets AB.

[logo]	INDEX CLAUSE
Page 1 (2)
THE PROPERTY OWNERS’ ASSOCIATION	for office space	Appendix
no. 1

Concerning	Lease contract no.	in the property
	33001 7722 02	Hennerup

Landlord	i-parken i Lund AB 556263-8394

Tenant	Novozymes Biopharma AB 556627-0830

Clause

Of the rent amount specified in the contract, 5,600,000             SEK, 100                    % or      5,600,000              SEK shall constitute the base rent. During the lease period, an addition to the rent amount shall be paid with respect to changes in the consumer price index (total index with 1980 as the base year), with a certain percent of the base rent, according to the reasons below.

•      For lease agreements that begin at any time during the period 01/01 – 06/30, the base rent is adjusted to the index value for October of the previous year.

•      For lease agreements that begin at any time during the period 07/01 – 12/31, the base rent is instead adjusted to the index value for October of the same period.

•      The index value for October, to which the base rent is considered to be adjusted in accordance with the above, constitutes the base number unless otherwise agreed upon as follows by indicating the year. Otherwise agreed upon base number, namely the index value for October      2004.

If the index value should rise in relation to the base number in any subsequent October, an addition shall be paid with the percentage by which the index value is changed in relation to the base number. In the continuation, the addition shall be paid in relation to the index changes, whereby the change in rent is calculated on the basis of the percent change between the base number and the index number for the respective October.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 27 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Outgoing rent, however, shall never be set lower than the rent amount specified in the contract. The change in rent always occurs as of January 1 after the October index occasions the recalculation.

The instructions on page 2 are applicable to the agreement.

Signature	Place/date [handwritten:] 05/05/31	Place/date [handwritten:] Bagsværd
	Landlord i-parken i Lund AB	Tenant Novozymes Biopharma AB [signature]
Printed name [stamp:] Arne W. Schmidt Group Director
	[signature] Christopher Nilsson	Tenant [signature]
Printed name [stamp:] Niels Münter Legal Counsel Novozymes A/S Krogshoejvej 36 DK-2880 Bagsværd

The Landlord’s own entry on base number: 281

The Swedish Property Owners’ Association form no. SE, prepared in 1999 in consultation with the Swedish Trade Federation and the Swedish Hotel and Restaurant Association. The copy of the instructions was revised in May 2002. Reprinting is prohibited.

Lic. no.: 2160-3442-6750-20. Version no. 6.0. Licensed to: Realia Fastighets AB.

Page 2 (2)

Instructions for the Index Clause for Office Space

The Base Rent

Whether the whole or some part of the rent amount specified in this agreement should constitute the base rent is a matter for negotiation, and may otherwise depend on the lease

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 28 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies terms (such as, for example, the rent’s size in SEK/m2 and the year, as well as the other obligations that are incumbent upon the Tenant, etc.).

The Base Number

The index number for October, to which the base rent is considered to be adjusted, makes up the base number unless otherwise indicated by indicating the year (see the provisions on page 1).

A comparison of indices occurs as soon as the year’s October index is published. In recent years, the October index has been published in mid-November.

Calculation of the rent supplement

4)	Calculate the difference between the current October index and the base number.

5)	If the difference is positive, the calculated difference is divided by the base number.

6)	The size of the rent supplement is calculated by this quotient, multiplied by the base rent.

Example

Calculation of rent supplement for the year 2002

The base rent is assumed to be 100,000 SEK/year and is adjusted to the consumer price index (CPI) for October 1999, which is 259.7 (Base number). The October index for the year 2001 is 269.1.

3.	Calculate the difference between the index number 269.1 and 259.7. The difference is positive and adds up to 9.4.

4.	Divide 9.4 by 259.7 and multiply the quotient (without rounding) by the base rent 100,000 SEK. The result is 3,619.56 SEK and constitutes the rent supplement for the year 2002 according to the clause.

Alternative A: If the CPI for October 2001 should instead end up being lower than the year before, e.g. 262.0 (October index for year 2000 was 262.6).

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 29 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

The difference between the assumed 262.0 and the base number 259.7 would still have been positive and added up to 2.3. The quotient between 2.3 and the base number 259.7, multiplied by the base rent 100,000 SEK would have resulted in a rent supplement of 885.63 SEK. The total rent, however, would have been lower than for the year 2001.

Alternative B: If the CPI for October 2001 should instead end up being lower than the base number 259.7, e.g. 259.5.

The difference between 259.5 and the base number 259.7 would have then been negative. No rent supplement should then be paid. The rent amount specified in the agreement should apply.

[initials]
[logo]	INDEX CLAUSE
Page 1 (2)
THE PROPERTY OWNERS’ ASSOCIATION	for office space
Appendix no.

2
Concerning	Lease contract no.	for the property
	33001 7722 02	Hennerup
Landlord	i-parken i Lund AB 556263-8394
Tenant	Novozymes Biopharma AB, 556627-0830
Clause

The applicable option is marked with a cross in the box and filled in with the required information.

To the extent that the portions of the property that consist of the office space should be/are liable to property taxes, the Tenant shall pay the Landlord compensation for this along with the rent, according to the marked option.

☒  In addition to the rent amount specified in the contract, the Tenant shall annually pay for compensation for his share of outgoing property taxes for the office space on each occasion. The Tenant’s share shall be considered to be 14.9 percent.

According to the rules that apply at the time of the signing of the contract, the compensation constitutes 171,605 SEK per year at the start of the lease period.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 30 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

☐  Compensation for the share of the property taxes accruing at the office space is included in the rent amount specified in the agreement and constitutes              SEK at the time of the signing of the agreement.

The office space’s share of the property taxes for the office space shall be considered to be percent. The Tenant shall pay compensation for his share of changes that occurred (regardless of the reason for them) in the property taxes for the office space, after the signing of the agreement, to the extent that the taxes exceed the compensation for the property taxes that is included in the rent.

If the property taxes should happen to decrease/cease, with the result that the Tenant’s share of the compensation is less than the compensation that is included in the rent specified in the agreement, in accordance with the above, however, the rent shall at least amount to the original amount. Other clauses (e.g. index) found in the agreement thus entail that the total rent amount that the Tenant pays is/may be higher than the rent sum specified in the agreement.

The Tenant’s share specified above, which shall be unaltered during the rental period, has been calculated according to the following:

The instructions on page 2 are applicable to the agreement.

Signature	Place/date [handwritten:] 05/05/31		Place/date [handwritten:] Bagsværd 05/27/05
	Landlord i-parken i Lund AB [signature]	Tenant [signature] [signature]
	Christopher Nilsson	Printed name [stamp:] Arne W. Schmidt Group Director	[stamp:]	Niels Münter Legal Counsel Novoyzmes A-S Krogshoejvej 36 DK-2880 Bagsværd

The Swedish Property Owners’ Association form no. 78, prepared in 1995. Section 2 of Instructions, revised in 1997. Reprinting is prohibited.

Lic. no.: 2160-3442-6750-20. Version no. 6.0. Licensed to: Realia Fastighets AB.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 31 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

INSTRUCTIONS

Page 2(2)

1.

The clause was formulated in June 1995, i.e. before the time (usually January 1, 1996) from which the property taxes apply for the office space. The clause therefore has a wording that means that this can be introduced into the agreement that is signed before the taxes are paid, as well as in the agreement that is signed when the taxes are actually paid.

2.

The compensation shall compensate for increased administrative costs, regardless of who is actually liable for tax. Property owners / Landlords are liable for tax. If partnerships are property owners / Landlords, according to previous rules, shareholders are liable for tax. The rent supplement would of course yet be paid to the Landlord. After January 1, 1997, however, partnerships, as owners, are liable for property taxes.

3.

According to § 19 of the Rent Act, the rent – with some exceptions – shall be the amount determined in the rent agreement. If the lease period is determined and for at least three years, moreover, a reservation applies that the rent shall be paid by the amount that is determined according to “another basis for calculation,” e.g. adjustment of the index. This also means that the lease term must be determined at least three years before the Landlord shall be able to charge compensation for property taxes, with an amount that can vary according to the change in the tax. Furthermore, the basis for calculation must be specified in the agreement. The clause therefore assumes that the parties will indicate for how large a share of the tax the Tenant must pay compensation.

According to the rules that are applicable at the time of this clause’s preparation, the tax constitutes a certain percent of the assessment value for the office space (both land and buildings). The declaration is reported in the tax information. The Tenant’s share of the tax for the office space can be determined as the relationship between the area that the Tenant rents and the rentable area of the property, or as the relationship between the Tenant’s rent and the total rents on the property.

What rate of calculation the parties select becomes a matter for negotiation. Other bases for calculation can also be used. For the sake of simplicity, however, the Tenant’s share should be unchanged during the lease term and, thus, independent of, for example, how the taxes can continue to be calculated, and any changes in the position of the rent.

It is appropriate, therefore, to indicate at the intended place how the office space’s share has been calculated. If the information relating to this should happen not to be filled in, this shall not mean, however, that the agreement becomes invalid. On a property, various buildings can be found with various values and various types of assessable units (single-family home, apartment building, industrial facility, and special unit). The tax – for which the Tenant shall pay compensation – shall only relate to the building where the office space is located. A building usually refers to each structural body. Required information can be retrieved from the notification of the decision about general property assessment which the Tax Agency sends to the property owner. The property owner who has problems calculating the Tenant’s share should contact his property owner’s association for assistance.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 32 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Fill in the Tenant’s share!

4.

The clause contains two options. In the first, compensation is paid for tax as a rent supplement “alongside” the rent amount specified in the agreement. The tax and the rent supplement disappear automatically. The other option assumes that the parties are in agreement about a certain rent in which, for instance, compensation for the applicable tax is included. If the tax should happen to be raised, regardless of the reason (e.g. high tax rate, increased tax assessment value, etc.) the Tenant shall nevertheless pay compensation for the increased cost. If the tax should happen to disappear, the rent returns to the original amount, i.e. the agreed upon rent (which includes compensation for the initially applicable tax which ceased). Naturally the Tenant shall still pay other rent supplements that occur, such as for changes in the index, changes in fuel costs, etc.

5.

To the extent that the Tenant shall pay a rent supplement for property taxes, the rent supplement should be reported separately on the rent specification.

6.

Mark with cross the option which you have selected. In the option selected, the Tenant’s share and the current amount are indicated. Furthermore, indicate how the Tenant’s share is calculated.

[initials]

[logo]

Page 1 (1)

THE PROPERTY OWNERS’ ASSOCIATION

Appendix no. 3

The undersigned have today made an agreement concerning the following supplement to lease contract no. 33001 7722 02

Landlord	i-parken i Lund AB, 556263-8394

Tenant	Novozymes Biopharma AB, 556627-0830

Property	Hennerup

Supplement	The Tenant shall take over and pay for service of existing and new ventilation and water and sewage plants. Realia (the Landlord) shall provide consumable materials on an ongoing basis.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 33 (4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

This agreement replaces lease contract 33001 7722 01, 33001 7758 01 and 33001 7759 01.
Signature	Place/date [handwritten:] 05/05/31		Place/date [handwritten:] Bagsværd 05/27/05

	Landlord i-parken i Lund AB [signature] Christopher Nilsson	Tenant [signature] [signature]
		Printed name [stamp:] Arne W. Schmidt Group Director	[stamp:]	Niels Münter Legal Counsel Novoyzmes A-S Krogshoejvej 36 DK-2880 Bagsværd

The Swedish Property Owners’ Association Form for free text to be used together with the Property Owners’ Association’s other contract forms.

Lic. no. 2160-3442-6750-20. Version no. 6.0. Licensed to: Realia Fastighets AB.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 34(4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Landlord	I-Parken i Lund AB									National ID/company registration no.

556263-8394
Tenant	Novozymes Biopharma AB									National ID/company registration no.

556627-0830

Tenant (2)										National ID/company registration no.
Premise Address, etc.	Municipality Lund						Property designation Hunnerup 1
	Street address S.t Lars Väg 44								Stairs/house BV	Apartment no.
Billing address: Box 965, 220 09 LUND
Condition and use of the office space	Unless otherwise indicated, the office space Storage/Changing room with associated facilities is being leased for use as:
Size and extent of the office space	Shop area		Office area in				Storage area in		Other area
	plan	m2	plan	m2	plan	m2	Plan Ca BV	m2 Approx. [hw:] 440	plan	m2

The indicated areas                                                                                      [signature]

☐ have         ☒ Have not            been measured jointly prior to the execution of the Agreement

Should the area shown in the Agreement deviate from that actually measured, this does not entitle the Tenant to any repayment of rent nor entitle the Landlord to any increased rent

☒ The extent of the leased premises is marked on appended plan(s)

Appendix 5
	access for cars loading and unloading ☐		place for sign ☐		place for display cabinet / vending machine ☐				parking space(s) for ☐ car(s)	garage space(s) for cars ☐ ☐

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 35(4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Furnishings, etc.

The premises are let

☒ without furnishings                    ☐ with furnishings/fixtures/fittings

    specific to the Tenant’s use of            specific to Tenant’s use of the premises according to appendix the premises

Unless otherwise agreed upon, at the termination of the tenancy, the Tenant shall remove all property belonging to him and surrender the premises in acceptable condition.

The parties agree to carry out a joint inspection of the premises not later than the last day of the tenancy. If, as a result of the Tenant’s actions – carried out with or without the Landlord’s consent – the premises upon surrender should contain material, which had not previously been agreed that the Landlord should be responsible for, the Tenant shall remove such material or pay the Landlord’s expenses in so doing, including but not limited to, transportation costs, waste disposal taxes and storage charges.

Appendix

Telephone lines	☒ The Tenant shall pay for the installation of the necessary telephone lines from a connection point designated by the service provider to those points in the premises chosen by the Tenant in consultation with the Landlord.

☐ The Landlord shall pay for the corresponding installation of lines to the premises. The installation of the lines inside the premises shall be carried out by the Tenant in consultation with the Landlord; the cost, however, to be borne by the Tenant.

Data communication lines	☒ The Tenant shall pay for the installation of the necessary data communication lines from a connection point designated by the service provider to those points in the premises chosen by the Tenant in consultation with the Landlord.

☐ The Landlord shall pay for corresponding installation of lines to the premises. The installation of lines inside the premises shall be carried out by the Tenant in consultation with the Landlord; the cost, however, to be borne by the Tenant.

Term of lease	Commencing Up to and including 01/10/2009 09/30/2014

Termination/extension

Notice of termination of this Agreement must be given in writing at least 9 months prior to the expiry of this Agreement.

In the absence thereof, this Agreement is extended by a term of 3 years at a time.

Heating and hot water	Requisite heating of the premises is provided by ☒ the Landlord ☐ the Tenant Hot water is provided ☒ throughout the year ☐ not provided

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 36(4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Rent	SEK 396,000 Per annum comprising ☐ total rent ☒ rent excl. supplements marked Appendix

Index clause	☒ Changes to the above-stated rent shall be effected pursuant to the appended index clause	App. 1

Heating and hot water costs	☒ Fuel/heating supplement payable in accordance with appended clause Special provisions	App 4

Water and sewerage costs	☒ Water/sewerage supplement payable in accordance with appended clause	App 4

Cooling Ventilation	☐ Costs for the operation of special cooling and ventilation appliances shall be reimbursed in accordance with appended clause	App.

Electricity	☐ included in rent ☒ Tenant has own contract with the provider

Cleaning of stairwell	☒ included in rent ☐ arranged for and paid for by the Tenant

Refuse and waste removal

Insofar as the Landlord is responsible for the provision of storage space for refuse/waste, and arranging for the removal of such refuse/waste, it is the Tenant’s responsibility to sort and deposit refuse/waste in the appropriate containers as directed, in their designated place, as well as without recompense contribute towards further and/or additional sorting, as directed by the Landlord.

Refuse and waste removal

☐ included in rent

☒ arranged for and paid for by the Tenant

☐ included in rent with respect to the types of refuse/waste indicated below. The Tenant shall be responsible for, and pay for the costs of, collection, sorting, storage and transportation of the categories of refuse/waste not indicated below which are to be found on the Tenants premises.

	☐ household waste ☐ heavy refuse ☐ compostable waste ☐ newspapers ☐ batteries	☐ fluorescent tubes ☐ metal packaging ☐ clear glass containers ☐ colored glass containers ☐ cardboard packaging	☐ hard plastic packaging ☐ Hazardous waste pursuant to the Hazardous Waste Ordinance (1996:971) ☐ ☐ ☐

Snow clearance and gritting	☒ included in rent ☐ to be arranged for and paid by the Tenant ☐ as per App. App.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 37(4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Property taxes	☐ included in rent ☒ reimbursement payable as per special agreement App. 2

Unforeseen costs

Where, following the execution of this Agreement, unforeseen increases in costs arise in relation to the property as a consequence of:

a)      the introduction of, or increase in taxes, charges or duties levied specifically on the property as a result of decisions taken by the Parliament, Government, municipalities, or other relevant authorities;

b)      general rebuilding measures or suchlike in respect of the property which do not relate solely to the premises and which the Landlord is obliged to execute as a result of decisions of the Parliament, Government, municipalities or other relevant authorities;

The Tenant shall, commencing at the time of the cost increase, reimburse the Landlord in relation to that proportion of the total annual increase in costs for the property represented by the premises.

The proportion represented by the premises is 2.222 percent. Where the proportion has not been indicated, it shall be comprised of that proportion of the total rents for premises (excluding any value-added tax) represented by the Tenant’s rent (excluding any value-added tax) at the time of the increase in costs. For unleased premises, the market rent for the premises shall be estimated.

‘Taxes’ in accordance with a) above does not refer to value-added tax and property tax to the extent that reimbursement in respect of this is paid as per agreement. ‘Unforeseen costs’ means such costs as were not decided upon by the authorities as set forth in sections a) and b) at the inception of the Agreement. Reimbursement shall be paid in the same manner as set forth below for rental payments.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 38(4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Value-added tax (VAT)

☒ The property owner/Landlord is liable to pay value-added tax for the letting of the premises. In addition to rent, the Tenant shall on each occasion pay the VAT currently applicable.

☐ Where, following a decision by the Tax Authorities, the property owner/Landlord becomes liable to pay VAT for the letting of the premises, the Tenant shall on each occasion in addition to the rent pay the VAT currently applicable.

The VAT paid together rent shall be calculated on the stated rental amount and where applicable on supplemental charges and other reimbursements paid in accordance with the Agreement, pursuant to the rules applicable at the time in respect of VAT payable on rent.

Where the Landlord becomes liable to pay VAT pursuant to the provisions of the Value Added Tax Act as a consequence of the Tenant’s independent actions, such as a subletting of the premises (including subletting to its own company) or assignment, the Tenant shall reimburse the Landlord in full. In addition, the Tenant shall reimburse the Landlord in respect of the increased costs arising as a consequence of the Landlord’s loss of the entitlement to deduct VAT on operating expenses incurred as a consequence of the Tenant’s actions.

Payment of rent

The rent shall be paid in advance without prior demand, not later than the last Postal giro no.              Bank giro no.             working day prior to the commencement of

☐ each calendar month         ☒ each quarter             by direct transfer to either of             258-9711

                                           the following accounts

Interest, Payment reminders	Upon delay in the payment of rent, the Tenant shall pay interest in accordance with the Interest Act as well as compensation for written payment reminders in accordance with the Debt Recovery Act, etc. Compensation for payment reminders shall on each occasion be paid in an amount currently applicable pursuant to the Debt Recovery Ordinance, etc.

Maintenance, etc.	☐ The Landlord shall carry out and bear the cost of necessary maintenance of the premises and furnishings/fittings/fixtures supplied by him.	However, the Tenant shall be responsible for	Appendix

☒ The Tenant shall carry out and bear the cost of necessary maintenance of the surface of floors, walls and ceiling, as well as of furnishings/fittings/fixtures provided by the Landlord.	The Tenant’s maintenance obligation includes Changing of fluorescent lamps/glow starters Service & maintenance of doors	Appendix

Where the Tenant does not fulfill his maintenance obligations and does not within a reasonable time carry out rectification works following a written demand, then the Landlord shall be entitled to fulfill these obligations at the Tenant’s expense.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 39(4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

	☐ The allocation of the maintenance obligations is set forth as per separate appendix.	Appendix

Management and operation

Unless otherwise agreed, the Landlord shall, where applicable, manage, operate, and maintain the public and common areas.

The Tenant shall be entitled, without the Landlord’s written consent, to carry out any fitting and/or installation or alteration works within the premises or otherwise within the property, which directly affects the structural components of the building or installations important to the functioning of the property, such as water and sewage, electricity, ventilation systems, etc., which are the property of the Landlord.

Sprinkler heads and ventilation equipment may not be covered by any fixtures/fittings by the Tenant in such a manner as to reduce the functioning of such equipment. In conjunction with the performance of fitting out works, the Tenant shall ensure that the functioning of radiators and other heating equipment is maintained in all significant respects.

Inspections	Where any defects and/or deficiencies are found subsequent to an inspection by a relevant authority, in the electrical and sprinkler equipment is the property of the Tenant, the Tenant shall, at his own cost and within the period prescribed by the relevant authority, carry out any measures required. Where the Tenant has not rectified the defects and/or deficiencies within the stated time, the Landlord shall be entitled, at the Tenant’s expense, to carry out such measures as are required by the relevant authority.

Access to certain spaces	The Tenant shall keep areas to which the maintenance to personnel and personnel from the energy utilities, water and sewage utilities, the telephone company, and any like organization must have access to, easily accessible by keeping such areas free of cupboards, crates, goods, or any other obstruction.

Building material specifications	Whether, pursuant to the provisions of this Agreement or otherwise, the Tenant performs maintenance, improvement, or alteration works in respect of the premises, the Tenant shall provide the Landlord, in good time prior to the execution of such work, with specification of the building materials – to the extent such have been prepared – for the products and materials to be used on the premises.

Planning and Building Code (PBL) fines	When the Tenant undertakes alterations to the premises without the requisite construction permit and, as a consequence thereof the Landlord is compelled to pay construction fines or supplemental fees pursuant to the rules set forth in the Planning and Building Code (PBL), the Tenant shall reimburse the Landlord in respect of this.

Reduction of rent	The Tenant shall not be entitled to a reduction in rent for the period during which the Landlord allows work to be carried out in order to place the premises in the agreed condition, or other works specifically set forth in the Agreement.

	☐ The Tenant’s right to a reduction in rent during the Landlord’s performance of customary	Appendix

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 40(4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies maintenance of the leased premises or the property shall be governed by a separate appendix.

Requirement imposed by relevant authorities, etc.	☐ The Landlord	☒ The Tenant

shall be solely responsible for, and bear the cost of, undertaking measures which may be required for the intended use of the premises by insurance companies, building authorities, environmental or health authorities, fire departments, or other relevant authorities after the date of taking possession. The Tenant shall consult with the Landlord prior to undertaking any such measures.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 41(4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Signs, awnings, windows, doors, etc.

Following consultation with the Landlord, the Tenant shall be entitled to display a customary business sign, provided that the Landlord has not reasonably denied the same and that the Tenant has obtained the requisite permit from the relevant authority. Upon surrender of the premises, the Tenant shall restore the facade of the building to an acceptable condition.

In conjunction with more extensive property maintenance, such as the renovation of facades, etc, the Tenant shall, at his own cost and without compensation, dismantle and reassemble signs, awnings, and antennas.

The Landlord undertakes not to fix vending machines and display cabinets on the exterior walls of the premises let to the Tenant without the Tenant’s consent, and grants to the Tenant an option to fix vending machines and display cabinets on the walls in question.

☐ The Landlord ☒ The Tenant is liable for any damage due to negligence or malicious intent to
	☒ windows	☐ display/shop windows	☒ entrance doors
	☒ signs	☒ Damage due to breaking/entering/robbery

☒ The Tenant shall purchase and maintain glass insurance with respect to all display/shop windows and entrance doors appurtenant to the premises.

Locks	☐ The Landlord	☒ The Tenant shall equip the premises with such locks and anti-theft devices as may be required to ensure the validity of the Tenant’s business insurance.

Force majeure	The Landlord shall not be compelled to perform his obligations under this Agreement or pay any damages where, as a consequence of acts of war or riots, work stoppages, blockades, fires, explosions, or intervention by a public authority over which the Landlord has no control and which could not have been foreseen, and the Landlord is prevented entirely from performing his obligations or may only be able to do so at abnormally high cost.

Security	This Agreement is contingent upon the provision of security in the form of a			Appendix

	☐ Bank guarantee	☐ Personal guarantee	☐ To be provided no later than

Special provisions				Appendix

	– Value added tax clause			3

	– Special provisions			4

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

LEASING AGREEMENT	Page 42(4)

FOR NON-RESIDENTIAL PREMISES	No. 4301-7804-00

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Signature	This Agreement, which may not be registered without specific consent, has been prepared in two identical copies of which each party has received one. All prior agreements between the parties with respect to these premises shall cease to apply commencing on the date of the execution of this Agreement.

	Place/date	Place/date

[hw:] Malmö 26/03/2009

	Landlord I-Parken i Lund AB [signature]	Tenant Novozymes Biopharma AB [signature]

	Printed name [signature] [stamp:] Peter Olsson [stamp:] Johan Sjöstedt	Printed name [hw:] Mikael [illegible]

Agreement with respect to the surrender of the premises	As a consequence of an agreement entered into on this day, the Agreement shall cease to apply commencing at which time the Tenant undertakes to surrender the premises.
	Place/date	Place/date

	Landlord	Tenant

Assignment	This Lease Agreement is hereby assigned to commencing

	Assignor	Assignee (New Tenant)	National ID/co. registration no.

The above referenced assignment is hereby approved	Place/date	Landlord

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

	Initial	Initial

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	[initialled]

[logo]	INDEX CLAUSE	Page 1(2)
THE SWEDISH PROPERTY FEDERATION	FOR NON-RESIDENTIAL PREMISES

Appendix no. 1

Concerns	Lease contract no. 4301-7804-00	in the property Hunnerup 1

Landlord	I-Parken i Lund AB, 556263-8394

Tenant	Novozymes Biopharma AB, 556627-0830

Clause

Of the rent amount specified in the contract, 396,000 SEK, 100% or 396,000 SEK shall constitute the base rent. During the lease period, an addition to the rent amount shall be paid with respect to changes in the consumer price index (total index with 1980 as the base year), with a certain percent of the base rent, according to the reasons below.

•    For lease agreements that begin at any time during the period 01/01 – 06/30, the base rent is adjusted to the index value for October of the previous year.

•    For lease agreements that begin at any time during the period 07/01 – 12/31, the base rent is instead adjusted to the index value for October of the same period.

•    The index value for October, to which the base rent is considered to be adjusted in accordance with the above, constitutes the base number unless otherwise agreed upon as follows by indicating the year. Otherwise agreed upon base number, namely the index value for October 2010.

If the index value should rise in relation to the base number in any subsequent October, an addition shall be paid with the percentage by which the index value is changed in relation to the base number. In the continuation, the addition shall be paid in relation to the index changes, whereby the change in rent is calculated on the basis of the percent change between the base number and the index number for the respective October.

Outgoing rent, however, shall never be set lower than the rent amount specified in the contract. The change in rent always occurs as of 1 January after the October index occasions the recalculation.

The instructions on page 2 are applicable to this agreement.

Signature	Place/date [handwritten:] Malmö 03/26/2009	Place/date

Swedish Property Federation form no. 6EB, prepared in 1999 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR).

The examples in the manual were revised in May 2002. Copying prohibited.

Lic. no.: 2160-9981-2121-41. Version no.: 6.5 Licensed to: Sveareal AB

Landlord	Tenant
I-Parken i Lund AB	Novozymes Biopharma AB
Printed name [hw:] MIKAEL BUNDGAARD-NIELSEN

Tenant

[signature]	[signature]

Printed name	Printed name

Peter Olsson / Johan Sjöstedt

The Landlord’s own entry on base number:

Page 2(2)

Instructions for the Index Clause for Non-Residential Premises

The Base Rent

Whether the whole or some part of the rent amount specified in this agreement should constitute the base rent is a matter for negotiation, and may otherwise depend on the lease terms (such as, for example, the rent’s size in SEK/m2 and the year, as well as the other obligations that are incumbent upon the Tenant, etc.).

The Base Number

The index number for October, to which the base rent is considered to be adjusted, makes up the base number unless otherwise indicated by indicating the year (see the provisions on page 1).

A comparison of indices occurs as soon as the year’s October index is published. In recent years, the October index has been published in mid-November.

Calculation of the rent supplement

7)	Calculate the difference between the current October index and the base number.

8)	If the difference is positive, the calculated difference is divided by the base number.

9)	The size of the rent supplement is calculated by this quotient, multiplied by the base rent.

Example

Calculation of rent supplement for the year 2002

The base rent is assumed to be 100,000 SEK/year and is adjusted to the consumer price index (CPI) for October 1999, which is 259.7 (Base number). The October index for the year 2001 is 269.1.

5.	Calculate the difference between the index number 269.1 and 259.7. The difference is positive and adds up to 9.4.

6.	Divide 9.4 by 259.7 and multiply the quotient (without rounding) by the base rent 100,000 SEK. The result is 3,619.56 SEK and constitutes the rent supplement for the year 2002 according to the clause.

Alternative A: If the CPI for October 2001 should instead end up being lower than the year before, e.g. 262.0 (October index for year 2000 was 262.6).

The difference between the assumed 262.0 and the base number 259.7 would still have been positive and added up to 2.3. The quotient between 2.3 and the base number 259.7, multiplied by the base rent 100,000 SEK would have resulted in a rent supplement of 885.63 SEK. The total rent, however, would have been lower than for the year 2001.

Alternative B: If the CPI for October 2001 should instead end up being lower than the base number 259.7, e.g. 259.5.

The difference between 259.5 and the base number 259.7 would have then been negative. No rent supplement should then be paid. The rent amount specified in the agreement should apply.

[logo]	INDEX CLAUSE	Page 1(2)

THE SWEDISH PROPERTY FEDERATION	FOR NON-RESIDENTIAL PREMISES

Appendix no. 2

Concerns	Lease contract no. 4301-7804-00	for the property Hunnerup 1

Landlord	I-Parken i Lund AB, 556263-8394

Tenant	Novozymes Biopharma AB, 556627-0830

Clause

The applicable option is marked with a cross in the box and filled in with the required information.

To the extent that the portions of the property that consist of the office space should be/are liable to property taxes, the Tenant shall pay the Landlord compensation for this along with the rent, according to the marked option.

☒ In addition to the rent amount specified in the contract, the Tenant shall annually pay for compensation for his share of outgoing property taxes for the office space on each occasion. The Tenant’s share shall be considered to be 2.222 percent.

According to the rules that apply at the time of the signing of the contract, the compensation constitutes 38,880 SEK per year at the start of the lease period.

☐ Compensation for the share of the property taxes accruing at the office space is included in the rent amount specified in the agreement and constitutes                    SEK at the time of the signing of the agreement.

The office space’s share of the property taxes for the office space shall be considered to be percent. The Tenant shall pay compensation for his share of changes that occurred (regardless of the reason for them) in the property taxes for the office space, after the signing of the agreement, to the extent that the taxes exceed the compensation for the property taxes that is included in the rent.

If the property taxes should happen to decrease/cease, with the result that the Tenant’s share of the compensation is less than the compensation that is included in the rent specified in the agreement, in accordance with the above, however, the rent shall at least amount to the original amount. Other clauses (e.g. index) found in the agreement thus entail that the total rent amount that the Tenant pays is/may be higher than the rent sum specified in the agreement.

The Tenant’s share specified above, which shall be unaltered during the rental period, has been calculated according to the following:

Swedish Property Federation form no. 7B, prepared in 1995. Point 21. Guidelines revised in 1997. Copying prohibited.

Lic. no.: 2160-9981-2121-41. Version no.: 6.5 Licensed to: Svereal AB

The instructions on page 2 are applicable to the agreement.

Signature	Place/date [handwritten:] Malmö 03/26/2009	Place/date
	Landlord	Tenant
Novozymes Biopharma AB

	I-Parken i Lund AB	[signature]
[signature] [signature]

	Printed name	Printed name
	Peter Olsson / Johan Sjöstedt	[hw:] MIKAEL BUNDGAARD-NIELSEN

INSTRUCTIONS	Page 2(2)

1.

The clause was formulated in June 1995, i.e. before the time (usually 1 January 1996) from which the property taxes apply for the office space. The clause therefore has a wording that means that this can be introduced into the agreement that is signed before the taxes are paid, as well as in the agreement that is signed when the taxes are actually paid.

2.

The compensation shall compensate for increased administrative costs, regardless of who is actually liable for tax. Property owners / Landlords are liable for tax. If partnerships are property owners / Landlords, according to previous rules, shareholders are liable for tax. The rent supplement would of course yet be paid to the Landlord. After January 1, 1997, however, partnerships, as owners, are liable for property taxes.

3.

According to § 19 of the Rent Act, the rent – with some exceptions – shall be the amount determined in the rent agreement. If the lease period is specified, and for a period of at least three years, reservations also apply that the rent shall be paid in the amount determined according to “another basis for calculation,” e.g. adjustment of the index. This also means that the lease term must be determined at least three years before the Landlord shall be able to charge compensation for property taxes, with an amount that can vary according to the change in the tax. Furthermore, the basis for calculation must be specified in the agreement. The clause therefore assumes that the parties will indicate for how large a share of the tax the Tenant must pay compensation.

According to the rules that are applicable at the time of this clause’s preparation, the tax constitutes a certain percent of the assessment value for the office space (both land and buildings). The declaration is reported in the tax information. The Tenant’s share of the tax for the office space can be determined as the relationship between the area that the Tenant rents and the rentable area of the property, or as the relationship between the Tenant’s rent and the total rents on the property.

What rate of calculation the parties select becomes a matter for negotiation. Other bases for calculation can also be used. For the sake of simplicity, however, the Tenant’s share should be unchanged during the lease term and, thus, independent of, for example, how the taxes can continue to be calculated, and any changes in the position of the rent.

It is appropriate, therefore, to indicate at the intended place how the office space’s share has been calculated. If the information relating to this should happen not to be filled in, this shall not mean, however, that the agreement becomes invalid. On a property, various buildings can be found with various values and various types of assessable units (single-family home, apartment building, industrial facility, and special unit). The tax – for which the Tenant shall pay compensation – shall only relate to the building where the office space is located. A building usually refers to each structural body. Required information can be retrieved from the notification of the decision about general property assessment which the Tax Agency sends to the property owner. The property owner who has problems calculating the Tenant’s share should contact his property owner’s association for assistance.

Fill in the Tenant’s share!

4.

The clause contains two options. In the first, compensation is paid for tax as a rent supplement “alongside” the rent amount specified in the agreement. The tax and the rent supplement disappear automatically. The other option assumes that the parties are in agreement about a certain rent in which, for instance, compensation for the applicable tax is included. If the tax should happen to be raised, regardless of the reason (e.g. high tax rate, increased tax assessment value, etc.) the Tenant shall nevertheless pay compensation for the increased cost. If the tax should happen to disappear, the rent returns to the original amount, i.e. the agreed upon rent (which includes compensation for the initially applicable tax which ceased). Naturally the Tenant shall still pay other rent supplements that occur, such as for changes in the index, changes in fuel costs, etc.

5.

To the extent that the Tenant shall pay a rent supplement for property taxes, the rent supplement should be reported separately on the rent specification.

6.

Mark with cross the option which you have selected. In the option selected, the Tenant’s share and the current amount are indicated. Furthermore, indicate how the Tenant’s share is calculated.

[signature] [signature]

Page 1(1)

Value added tax clause

Appendix no. 3

Concerning	Lease agreement no. 4301-7804-00	Premises Hunnerup 1

Landlord	I-Parken i Lund AB	National ID/company registration no. 556263-8394

Tenant	Novozymes Biopharma AB	National ID/company registration no. 556627-0830

Appendix /Addendum:

VAT clause

Article 1      Value added tax clause

a)      The Tenant shall conduct VAT-liable business on the premises, or shall have the right to receive compensation (a ‘refund’) in pursuance of Chapter 10 of the Swedish VAT Act.

b)     The Tenant shall on each occasion in addition to the rent pay the VAT as stipulated under currently applicable legislation in relation to Value Added Tax on rent. The VAT shall be paid at the same time as the rent, calculated on the amount of the rent and, where applicable, shall be calculated as per supplementary costs such as (consumer price) index changes, gas/fuel, water supply and sewage, cooling, electricity, ventilation and property taxes, etc.

c)      The Tenant undertakes to inform the Landlord in the event of any changes to the Tenant’s activity, which could involve the cessation of registration as a VAT-liable business. The change may be due to the Tenant’s activity being deemed no longer liable to Value Added Taxation by a tax or other authority, or may be due to some other action by the Tenant, of whatever nature. In the event of the cessation of the Tenant’s registration as a VAT-liable business, or if the Tenant no longer has the right to a refund in pursuance of Chapter 10 of the Swedish VAT Act, the Tenant shall provide compensation to the Landlord as stipulated below.

d)     The Tenant is not entitled to wholly or partly assign the leasing rights to the premises to a third party (‘sublet the premises’) in the absence of the written consent of the Landlord. To the extent that the Tenant is allowed to sublet the premises in accordance with written permission from the Landlord providing for such, or if the rent tribunal has given their permission for subletting of the premises, the Tenant shall be required to register this subletting activity for Value Added Tax so that the Landlord does not become liable to pay for a VAT adjustment. As regards all subletting of the premises to a non-VAT-liable business, the Tenant shall provide compensation to the Landlord as stipulated below.

e)      The Tenant is not entitled to assign the leasing rights to the premises to a third party without the written consent of the Landlord. If specific permission has been retained from the Landlord or the rent tribunal permitting the Tenant to assign the leasing rights to a non-VAT-liable business, the Tenant shall provide compensation to the Landlord as stipulated below.

The Tenant shall compensate the Landlord on all occasions where the Tenant has caused the Landlord to become liable to a base VAT amount adjustment, in accordance with the following:

•      for the amount that the Landlord is obligated to pay for the concept of an adjustment as provided for in Chapter 8(a) of the Swedish VAT Act (1994:200), on adjustments of deductions for base VAT amounts in respect of an investment item.

•      for the remainder of the lease period and at the same time as usual rent payments, for the amount corresponding to the increased cost incurred by the Landlord as a consequence of the lost right of deduction on the base VAT amount.

If the Tenant, with or without the approval of the Landlord, undertakes new construction, extension or renovation work on the premises during the rental period, the Tenant shall submit a written specification of the measures taken, as well as the amounts paid for said measures, to the Landlord. This is required because this evidence may be used as supporting documentation submitted to substantiate a VAT adjustment in pursuance of Chapter 8(a)(2)(4) of the Swedish VAT Act (1994:200).

Signature	Place/date	Place/date

[hw:] Malmö 26/03/2009

Landlord	Tenant

I-Parken i Lund AB	Novozymes Biopharma AB

[signature] [signature]	[signature]

[stamp:] Peter Olsson	[stamp:] Johan Sjöstedt

[logo]	LEASING AGREEMENT	Page 7(4)
THE SWEDISH PROPERTY FEDERATION	FOR NON-RESIDENTIAL PREMISES	No. 33001 7724 07

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Special provisions

Appendix No. 4

Concerning	Lease agreement no. 4301-7804-00	Premises Hunnerup 1

Landlord	I-Parken i Lund AB	National ID/company registration no. 556263-8394

Tenant	Novozymes Biopharma AB	National ID/company registration no. 556627-0830

Appendix /Addendum:

SB Storage Facilities

Article 1      The premises

Irrespective of the design and condition of the premises, the Landlord shall have the right to perform any changes justified on the basis of reasons related to the building construction or similar reasons invoked by a relevant authority. Such changes shall be done as per consultation and reasonable regard shall be taken to the Tenant’s wishes before the choice of a technical solution is made.

Article 2      Parking spaces

Can be let at Q-Park.

Article 3      Environmental responsibility

If the Tenant engages in environmentally dangerous activity, the Tenant shall inform the Landlord and if the Landlord so requests, shall allow for environmental inspections to be performed on the property and leased premises at his own cost.

The environmental inspection shall be performed by a reputable inspection company that has been approved by the Landlord. The results of the inspection shall be immediately provided to the Landlord.

If the Tenant conducts activity that leads to an injunction or decision in pursuance of The Swedish Environmental Code or other environmental legislation, the Tenant shall be financially liable to the Landlord for all of his costs and damages incurred as a result of the conducted activity.

Article 4      Heating

The cost of heating is not included in the rent and the Tenant shall effect payment, as a supplement to the rent, for the amount of, at present, 130 Sq. m/year, which corresponds to the space units of the premises divided per Sq m of surface liable for debiting. A preliminary supplementary fee for 2008 shall be paid in addition to the rent and shall be settled annually on the basis of the actual outcome drawn up by the Landlord.

At the time of settlement, the preliminary fee for the following year shall be determined. This cost shall be based on

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

License number: 2160-9981-2121-41. Version no. 6.5. Registered to: Sveareal AB	Initial	Initial

[initialled]

LEASING AGREEMENT	Page 8(4)
FOR NON-RESIDENTIAL PREMISES	No. 33001 7724 07

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies the previous year’s actual outcome.

Article 5      Water

The cost of heating and water is not included in the rent and the Tenant shall effect payment, as a supplement to the rent, for the amount of, at present, 20 Sq. m/year, which corresponds to the space units of the premises divided per Sq m of surface liable for debiting. A preliminary supplementary fee for 2008 shall be paid in addition to the rent and shall be settled annually on the basis of the actual outcome drawn up by the Landlord.

At the time of settlement, the preliminary fee for the following year shall be determined. This cost shall be      based on the previous year’s actual outcome.

Article 6      Electricity

The Tenant has their own contract with the provider.

Article 7      Maintenance, etc.

The maintenance to be undertaken by the Tenant shall include service and maintenance of doors.

Article 8      Disclosure obligation

It is of essential importance to the Landlord that the Tenant inform the Landlord in writing of any and each significant change to their activity and, in the event that the Tenant is a body corporate, of any change in ownership.

Article 9      Assignment of leasing rights

Since the Landlord is registered as being liable to pay Value Added Tax (‘VAT-liable’) in respect of renting the rental item, the Tenant is not entitled to wholly or partly assign the leasing rights to the premises to a third party that does not conduct VAT-liable business.

Should the Tenant fail to comply with the above provision, the Landlord shall be entitled to charge

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

Notice: This is a translation into English of form no. 12B	Initial	Initial

License number: 2160-3649-09. Version no. 6.5. Registered to: Kungsleden Fastighets AB.	[initialed]

LEASING AGREEMENT	Page 9(4)
FOR NON-RESIDENTIAL PREMISES	No. 33001 7724 07

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies the Tenant for any and all costs that he might incur in relation thereto.

Article 10    Fixtures and fittings work etc.

In the absence of written permission from the Landlord, the Tenant shall not have the right to perform works related to renovations of the interior, fixtures and fittings, or other reconstruction works, either on the property or on the premises.

Article 11    Systematic Fire protection work

It shall be incumbent upon the Tenant to, at his own cost and on his own account, comply with all current requirements stipulated under the Swedish Civil Protection Act (2003:778) and related decrees, regulations and guidelines.

Escape routes may not be blocked.

Article 12    Professional membership where applicable

The Tenant shall be under the obligation to be a member of the professional association active on the given property, and to pay the relevant membership fee, as well as to comply with all decisions taken by this professional association.

Article 13    Surrender of the premises

At the end of the lease, the Tenant is responsible for returning the leased premises in a condition that is clean and in a generally acceptable condition. In the event that the premises are lacking in terms of cleanliness or maintenance, the Landlord shall be entitled to have the premises cleaned and/or repaired at the Tenant’s cost.

At the latest on the day of the termination of the lease, the Tenant shall, at his own cost, remove all of his property such as goods, stocks, signs, etc. Property that has not been removed shall be considered abandoned and shall become the property of the Landlord, for which compensation may not be claimed. The Landlord shall have the right, however, to demand that the Tenant proceed to remove waste, etc., or to have this done at the cost of the Tenant.

No compensation shall be paid for changes, extensions or renovations performed to the premises by the Tenant, unless agreed upon in writing, or following from Chapter 12 Sections 56-60 of the Swedish Land Code.

Article 14    Distribution of responsibility in respect of equipment containing chlorofluorocarbons (CFCs)

The Tenant shall be responsible for, and where applicable, shall assume the Landlord’s responsibility to ensure that equipment containing CFCs used by the Tenant in their activity complies with all requirements stipulated under the Swedish Environmental Code, and in ancillary legislation thereto.

Inter alia, this shall mean that, in pursuance of The Refrigerants Order, the Tenant shall be obligated to ensure compliance with all rules in respect of notification, annual inspection and reporting to authorities.

The Tenant’s obligations shall include maintenance, requisite exchange or new installation of equipment, etc. and notification.

Article 15    Reduction of rent during normal maintenance

The Tenant shall have no right of reduction of the rent due to impediment or detriment of the right of use and enjoyment as a consequence of the Landlord performing normal maintenance or renovation of the rented premises or other parts of the property. However, it shall be incumbent upon the Landlord to inform the Tenant well in advance about the type and scope of the work and when and during which time the work will be performed. The Landlord shall minimize disruptions to the Tenant to the greatest possible extent during the execution of said measures.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

Notice: This is a translation into English of form no. 12B	Initial	Initial

License number: 2160-3649-09. Version no. 6.5. Registered to: Kungsleden Fastighets AB.	(initialed)

LEASING AGREEMENT	Page 10(4)
FOR NON-RESIDENTIAL PREMISES	No. 33001 7724 07

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Signature	Place/date [hw:] Malmö 03/26/2009	Place/date

	Landlord I-Parken i Lund AB [signature] [signature] [stamp:] Peter Olsson	Tenant Novozymes Biopharma AB [signature]

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

Notice: This is a translation into English of form no. 12B	Initial	Initial

License number: 2160-3649-09. Version no. 6.5. Registered to: Kungsleden Fastighets AB.	(initialed)

LEASING AGREEMENT	Page 11(4)
FOR NON-RESIDENTIAL PREMISES	No. 33001 7724 07

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Landlord	I-Parken i Lund AB										National ID/company registration no.
556263-8394
Tenant	Novozymes Biopharma AB										National ID/company registration no.

556627-0830
Tenant (2)											National ID/company registration no.
Premise Address, etc.	Municipality Lund						Property designation Hunnerup 1
	Street address S.t Lars Väg 49								Stairs/house		Apartment no.
Billing address: S:t Lars väg 49, 220 07 LUND
Condition and use of the office space	Unless otherwise indicated, the office space with associated facilities is being leased for use as:						Storage/Changing room
Size and extent of the office space	Shop area		Office area in				Storage area in		Other area
	plan	m2	plan	m2 ca. 361	plan	m2	Plan	m2	plan	m2

The indicated areas

☐  have    ☒  Have not        been measured jointly prior to the execution of the Agreement

Should the area shown in the Agreement deviate from that actually measured, this does not entitle the Tenant to any repayment of rent nor entitle the Landlord to any increased rent

☒  The extent of the leased premises is marked on appended plan(s)

Appendix 5
	access for cars loading and unloading ☐		place for sign ☐		place for display cabinet / vending machine ☐				parking space(s) for ☐ car(s)		garage space(s) for cars ☐ ☐

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

Notice: This is a translation into English of form no. 12B	Initial	Initial

License number: 2160-3649-09. Version no. 6.5. Registered to: Kungsleden Fastighets AB.	[initialed]

LEASING AGREEMENT	Page 12(4)
FOR NON-RESIDENTIAL PREMISES	No. 33001 7724 07

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Furnishings, etc.	The premises are let	Appendix

	☒ without furnishings specific to the Tenant’s use of the premises	☐ with furnishings/fixtures/fittings specific to Tenant’s use of the premises according to appendix

Unless otherwise agreed upon, at the termination of the tenancy, the Tenant shall remove all property belonging to him and surrender the premises in acceptable condition.

The parties agree to carry out a joint inspection of the premises not later than the last day of the tenancy. If, as a result of the Tenant’s actions – carried out with or without the Landlord’s consent – the premises upon surrender should contain material, which had not previously been agreed that the Landlord should be responsible for, the Tenant shall remove such material or pay the Landlord’s expenses in so doing, including but not limited to, transportation costs, waste disposal taxes and storage charges.

Telephone lines	☒ The Tenant shall pay for the installation of the necessary telephone lines from a connection point designated by the service provider to those points in the premises chosen by the Tenant in consultation with the Landlord.

☐ The Landlord shall pay for the corresponding installation of lines to the premises. The installation of the lines inside the premises shall be carried out by the Tenant in consultation with the Landlord; the cost, however, to be borne by the Tenant.

Data communication lines	☒ The Tenant shall pay for the installation of the necessary data communication lines from a connection point designated by the service provider to those points in the premises chosen by the Tenant in consultation with the Landlord.

☐ The Landlord shall pay for corresponding installation of lines to the premises. The installation of lines inside the premises shall be carried out by the Tenant in consultation with the Landlord; the cost, however, to be borne by the Tenant.

Term of lease	Commencing 04/01/2008	Up to and including 03/31/2013

Termination/extension

Notice of termination of this Agreement must be given in writing at least 9 months prior to the expiry of this Agreement.

In the absence thereof, this Agreement is extended by a term of 3 years at a time.

Heating and hot water	Requisite heating of the premises is provided by Hot water is provided ☒ throughout the year	☒ the Landlord ☐ the Tenant ☐ not provided ☐

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

Notice: This is a translation into English of form no. 12B	Initial	Initial

License number: 2160-3649-09. Version no. 6.5. Registered to: Kungsleden Fastighets AB.	[initialed]

LEASING AGREEMENT	Page 13(4)
FOR NON-RESIDENTIAL PREMISES	No. 33001 7724 07

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Rent	SEK 400,000 Per annum comprising ☐ total rent ☒ rent excl. supplements marked Appendix

Index clause	☒ Changes to the above-stated rent shall be effected pursuant to the appended index clause		App. 1

Heating and hot water costs	☒ Fuel/heating supplement payable in accordance with appended clause Special provisions		App 4

Water and sewerage costs	☐ Water/sewerage supplement payable in accordance with appended clause		App

Cooling Ventilation	☐ Costs for the operation of special cooling and ventilation appliances shall be reimbursed in accordance with appended clause		App.

Electricity	☐ included in rent	☒ Tenant has own contract with the provider

Cleaning of stairwell	☒ included in rent	☐ arranged for and paid for by the Tenant

Refuse and waste removal

Insofar as the Landlord is responsible for the provision of storage space for refuse/waste, and arranging for the removal of such refuse/waste, it is the Tenant’s responsibility to sort and deposit refuse/waste in the appropriate containers as directed, in their designated place, as well as without recompense contribute towards further and/or additional sorting, as directed by the Landlord.

Refuse and waste removal

☐ included in rent

☐ arranged for and paid for by the Tenant

☒ included in rent with respect to the types of refuse/waste indicated below. The Tenant shall be responsible for, and pay for the costs of, collection, sorting, storage and transportation of the categories of refuse/waste not indicated below which are to be found on the Tenants premises.

	☒ household waste ☐ heavy refuse ☐ compostable waste ☐ newspapers ☐ batteries	☐ fluorescent tubes ☐ metal packaging ☐ clear glass containers ☐ colored glass containers ☐ cardboard packaging	☐ hard plastic packaging ☐ Hazardous waste pursuant to the Hazardous Waste Ordinance (1996:971) ☐ ☐ ☐
Snow clearance and gritting	☒ included in rent ☐ to be arranged for and paid by the Tenant ☐as per App.		App.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

Notice: This is a translation into English of form no. 12B	Initial	Initial

License number: 2160-3649-09. Version no. 6.5. Registered to: Kungsleden Fastighets AB.	[initialed]

LEASING AGREEMENT	Page 14(4)

FOR NON-RESIDENTIAL PREMISES	No. 33001 7724 07

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Property taxes	☐ included in rent ☒ reimbursement payable as per special agreement	App. 2

Unforeseen costs

Where, following the execution of this Agreement, unforeseen increases in costs arise in relation to the property as a consequence of:

c)      the introduction of, or increase in taxes, charges or duties levied specifically on the property as a result of decisions taken by the Parliament, Government, municipalities, or other relevant authorities;

d)      general rebuilding measures or suchlike in respect of the property which do not relate solely to the premises and which the Landlord is obliged to execute as a result of decisions of the Parliament, Government, municipalities or other relevant authorities;

The Tenant shall, commencing at the time of the cost increase, reimburse the Landlord in relation to that proportion of the total annual increase in costs for the property represented by the premises.

The proportion represented by the premises is 1.75 percent. Where the proportion has not been indicated, it shall be comprised of that proportion of the total rents for premises (excluding any value-added tax) represented by the Tenant’s rent (excluding any value-added tax) at the time of the increase in costs. For unleased premises, the market rent for the premises shall be estimated.

‘Taxes’ in accordance with a) above does not refer to value-added tax and property tax to the extent that reimbursement in respect of this is paid as per agreement. ‘Unforeseen costs’ means such costs as were not decided upon by the authorities as set forth in sections a) and b) at the inception of the Agreement. Reimbursement shall be paid in the same manner as set forth below for rental payments.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

Notice: This is a translation into English of form no. 12B	Initial	Initial

License number: 2160-3649-09. Version no. 6.5. Registered to: Kungsleden Fastighets AB.	[initialed]

LEASING AGREEMENT	Page 15(4)

FOR NON-RESIDENTIAL PREMISES	No. 33001 7724 07

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Value-added tax (VAT)

☒ The property owner/Landlord is liable to pay value-added tax for the letting of the premises. In addition to rent, the Tenant shall on each occasion pay the VAT currently applicable.

☐ Where, following a decision by the Tax Authorities, the property owner/Landlord becomes liable to pay VAT for the letting of the premises, the Tenant shall on each occasion in addition to the rent pay the VAT currently applicable.

The VAT paid together rent shall be calculated on the stated rental amount and where applicable on supplemental charges and other reimbursements paid in accordance with the Agreement, pursuant to the rules applicable at the time in respect of VAT payable on rent.

Where the Landlord becomes liable to pay VAT pursuant to the provisions of the Value Added Tax Act as a consequence of the Tenant’s independent actions, such as a subletting of the premises (including subletting to its own company) or assignment, the Tenant shall reimburse the Landlord in full. In addition, the Tenant shall reimburse the Landlord in respect of the increased costs arising as a consequence of the Landlord’s loss of the entitlement to deduct VAT on operating expenses incurred as a consequence of the Tenant’s actions.

Payment of rent	The rent shall be paid in advance without prior demand, not later than the last Postal giro no. Bank giro no. working day prior to the commencement of

	☐ each calendar month ☒ each quarter	by direct transfer to either of the following accounts	5674-6373

Interest, Payment reminders	Upon delay in the payment of rent, the Tenant shall pay interest in accordance with the Interest Act as well as compensation for written payment reminders in accordance with the Debt Recovery Act, etc. Compensation for payment reminders shall on each occasion be paid in an amount currently applicable pursuant to the Debt Recovery Ordinance, etc.

Maintenance, etc.	☐ The Landlord shall carry out and bear the cost of necessary maintenance of the premises and furnishings/fittings/fixtures supplied by him.	However, the Tenant shall be responsible for	Appendix

	☒ The Tenant shall carry out and bear the cost of necessary maintenance of the surface of floors, walls and ceiling, as well as of furnishings/fittings/fixtures provided by the Landlord.	The Tenant’s maintenance obligation includes	Appendix

Where the Tenant does not fulfill his maintenance obligations and does not within a reasonable time carry out rectification works following a written demand, then the Landlord shall be entitled to fulfill these obligations at the Tenant’s expense.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

Notice: This is a translation into English of form no. 12B	Initial	Initial

License number: 2160-3649-09. Version no. 6.5. Registered to: Kungsleden Fastighets AB.	[initialed]

LEASING AGREEMENT	Page 16(4)

FOR NON-RESIDENTIAL PREMISES	No. 33001 7724 07

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

	☐	The allocation of the maintenance obligations is set forth as per separate appendix.	Appendix

Management and operation

Unless otherwise agreed, the Landlord shall, where applicable, manage, operate, and maintain the public and common areas.

The Tenant shall be entitled, without the Landlord’s written consent, to carry out any fitting and/or installation or alteration works within the premises or otherwise within the property, which directly affects the structural components of the building or installations important to the functioning of the property, such as water and sewage, electricity, ventilation systems, etc., which are the property of the Landlord.

Sprinkler heads and ventilation equipment may not be covered by any fixtures/fittings by the Tenant in such a manner as to reduce the functioning of such equipment. In conjunction with the performance of fitting out works, the Tenant shall ensure that the functioning of radiators and other heating equipment is maintained in all significant respects.

Inspections	Where any defects and/or deficiencies are found subsequent to an inspection by a relevant authority, in the electrical and sprinkler equipment is the property of the Tenant, the Tenant shall, at his own cost and within the period prescribed by the relevant authority, carry out any measures required. Where the Tenant has not rectified the defects and/or deficiencies within the stated time, the Landlord shall be entitled, at the Tenant’s expense, to carry out such measures as are required by the relevant authority.

Access to certain spaces	The Tenant shall keep areas to which the maintenance to personnel and personnel from the energy utilities, water and sewage utilities, the telephone company, and any like organization must have access to, easily accessible by keeping such areas free of cupboards, crates, goods, or any other obstruction.

Building material specifications	Whether, pursuant to the provisions of this Agreement or otherwise, the Tenant performs maintenance, improvement, or alteration works in respect of the premises, the Tenant shall provide the Landlord, in good time prior to the execution of such work, with specification of the building materials – to the extent such have been prepared – for the products and materials to be used on the premises.

Planning and Building Code (PBL) fines	When the Tenant undertakes alterations to the premises without the requisite construction permit and, as a consequence thereof the Landlord is compelled to pay construction fines or supplemental fees pursuant to the rules set forth in the Planning and Building Code (PBL), the Tenant shall reimburse the Landlord in respect of this.

Reduction of rent	The Tenant shall not be entitled to a reduction in rent for the period during which the Landlord allows work to be carried out in order to place the premises in the agreed condition, or other works specifically set forth in the Agreement.

	☐	The Tenant’s right to a reduction in rent during the Landlord’s performance of customary	Appendix

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

Notice: This is a translation into English of form no. 12B	Initial	Initial

License number: 2160-3649-09. Version no. 6.5. Registered to: Kungsleden Fastighets AB.	[initialed]

LEASING AGREEMENT	Page 17(4)

FOR NON-RESIDENTIAL PREMISES	No. 33001 7724 07

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies maintenance of the leased premises or the property shall be governed by a separate appendix.

Requirement imposed by relevant authorities, etc.	☐ The Landlord	☒ The Tenant

shall be solely responsible for, and bear the cost of, undertaking measures which may be required for the intended use of the premises by insurance companies, building authorities, environmental or health authorities, fire departments, or other relevant authorities after the date of taking possession. The Tenant shall consult with the Landlord prior to undertaking any such measures.

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

Notice: This is a translation into English of form no. 12B	Initial	Initial

License number: 2160-3649-09. Version no. 6.5. Registered to: Kungsleden Fastighets AB.	[initialed]

LEASING AGREEMENT	Page 18(4)

FOR NON-RESIDENTIAL PREMISES	No. 33001 7724 07

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Signs, awnings, windows, doors, etc.

Following consultation with the Landlord, the Tenant shall be entitled to display a customary business sign, provided that the Landlord has not reasonably denied the same and that the Tenant has obtained the requisite permit from the relevant authority. Upon surrender of the premises, the Tenant shall restore the facade of the building to an acceptable condition.

In conjunction with more extensive property maintenance, such as the renovation of facades, etc, the Tenant shall, at his own cost and without compensation, dismantle and reassemble signs, awnings, and antennas.

The Landlord undertakes not to fix vending machines and display cabinets on the exterior walls of the premises let to the Tenant without the Tenant’s consent, and grants to the Tenant an option to fix vending machines and display cabinets on the walls in question.

☐ The Landlord ☒ The Tenant is liable for any damage due to negligence or malicious intent to
☒ windows ☒ display/shop windows ☒ entrance doors ☒ signs ☒ Damage due to breaking/entering/robbery

☒ The Tenant shall purchase and maintain glass insurance with respect to all display/shop windows and entrance doors appurtenant to the premises.

Locks	☐ The Landlord	☒ The Tenant shall equip the premises with such locks and anti-theft devices as may be required to ensure the validity of the Tenant’s business insurance.

Force majeure	The Landlord shall not be compelled to perform his obligations under this Agreement or pay any damages where, as a consequence of acts of war or riots, work stoppages, blockades, fires, explosions, or intervention by a public authority over which the Landlord has no control and which could not have been foreseen, and the Landlord is prevented entirely from performing his obligations or may only be able to do so at abnormally high cost.

Security	This Agreement is contingent upon the provision of security in the form of a ☐ Bank guarantee ☐ Personal guarantee ☐ To be provided no later than	Appendix

Special provisions	- Value added tax clause - Special provisions	Appendix 3 4

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

Notice: This is a translation into English of form no. 12B	Initial	Initial

License number: 2160-3649-09. Version no. 6.5. Registered to: Kungsleden Fastighets AB.	[initialed]

LEASING AGREEMENT	Page 19(4)
FOR NON-RESIDENTIAL PREMISES	No. 33001 7724 07

The undersigned have this day entered into the following Lease Agreement:	An X in a box means that the text following thereafter applies

Signature	This Agreement, which may not be registered without specific consent, has been prepared in two identical copies of which each party has received one. All prior agreements between the parties with respect to these premises shall cease to apply commencing on the date of the execution of this Agreement.

	Place/date [hw:] 080317	Place/date [hw:] 080313

	Landlord I-Parken i Lund AB [signature]	Tenant Novozymes Biopharma AB [signature]

	Printed name [stamp:] Peter Olsson [stamp:] Johan Sjöstedt	Printed name [hw:] [illegible]

Agreement with respect to the surrender of the premises	As a consequence of an agreement entered into on this day, the Agreement shall cease to apply commencing at which time the Tenant undertakes to surrender the premises.
Place/date	Place/date
Landlord	Tenant

Assignment	This Lease Agreement is hereby assigned to commencing
Assignor	Assignee (New Tenant)	National ID/co. registration no.

The above referenced assignment is hereby approved	Place/date	Landlord

Notice

Note that in certain cases, in addition to marking a box with an X, an appendix must be appended to the Agreement in order for the agreement set forth in such appendix to be binding. This applies, for example, with respect to an index clause, a property tax clause and the Tenant’s right to a reduction of rent in conjunction with customary maintenance.

In addition, see Instructions prepared by the organizations.

Swedish Property Federation form no. 12B, prepared in 1998 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR). Copying prohibited.

Notice: This is a translation into English of form no. 12B	Initial	Initial

License number: 2160-3649-09. Version no. 6.5. Registered to: Kungsleden Fastighets AB.	[initialed]

[logo]	INDEX CLAUSE	Page 1 (2)

THE SWEDISH PROPERTY FEDERATION	FOR NON-RESIDENTIAL PREMISES

Appendix no. 2

Concerns	Lease contract no. 33001 7724 07	for the property Hunnerup 1

Landlord	I-Parken i Lund AB, 556263-8394

Tenant	Novozymes Biopharma AB, 556627-0830

Clause

The applicable option is marked with a cross in the box and filled in with the required information.

To the extent that the portions of the property that consist of the office space should be/are liable to property taxes, the Tenant shall pay the Landlord compensation for this along with the rent, according to the marked option.

☒ In addition to the rent amount specified in the contract, the Tenant shall annually pay for compensation for his share of outgoing property taxes for the office space on each occasion. The Tenant’s share shall be considered to be 1.75 percent.

According to the rules that apply at the time of the signing of the contract, the compensation constitutes 30,620 SEK per year at the start of the lease period.

☐ Compensation for the share of the property taxes accruing at the office space is included in the rent amount specified in the agreement and constitutes                  SEK at the time of the signing of the agreement.

The office space’s share of the property taxes for the office space shall be considered to be          percent. The Tenant shall pay compensation for his share of changes that occurred (regardless of the reason for them) in the property taxes for the office space, after the signing of the agreement, to the extent that the taxes exceed the compensation for the property taxes that is included in the rent.

If the property taxes should happen to decrease/cease, with the result that the Tenant’s share of the compensation is less than the compensation that is included in the rent specified in the agreement, in accordance with the above, however, the rent shall at least amount to the original amount. Other clauses (e.g. index) found in the agreement thus entail that the total rent amount that the Tenant pays is/may be higher than the rent sum specified in the agreement.

The Tenant’s share specified above, which shall be unaltered during the rental period, has been calculated according to the following:

Swedish Property Federation form no. 7B, prepared in 1995. Point 21. Guidelines revised in 1997.

Copying prohibited.

Lic. no.: 2160-9981-2121-41. Version no.: 6.5 Licensed to: Sveareal AB

The instructions on page 2 are applicable to the agreement.

Signature	Place/date [handwritten:] 080317	Place/date [handwritten:] 080317

	Landlord I-Parken i Lund AB [signature] [signature]	Tenant Novozymes Biopharma AB [signature]

	Printed name [stamp:] Peter Olsson [stamp:] Johan Sjöstedt	Printed name [hw:] [illegible]

INSTRUCTIONS	Page 2(2)

1.

The clause was formulated in June 1995, i.e. before the time (usually January 1, 1996) from which the property taxes apply for the office space. The clause therefore has a wording that means that this can be introduced into the agreement that is signed before the taxes are paid, as well as in the agreement that is signed when the taxes are actually paid.

2.

The compensation shall compensate for increased administrative costs, regardless of who is actually liable for tax. Property owners / Landlords are liable for tax. If partnerships are property owners / Landlords, according to previous rules, shareholders are liable for tax. The rent supplement would of course yet be paid to the Landlord. After January 1, 1997, however, partnerships, as owners, are liable for property taxes.

3.

According to § 19 of the Rent Act, the rent – with some exceptions – shall be the amount determined in the rent agreement. If the lease period is specified, and for a period of at least three years, reservations also apply that the rent shall be paid in the amount determined according to “another basis for calculation,” e.g. adjustment of the index. This also means that the lease term must be determined at least three years before the Landlord shall be able to charge compensation for property taxes, with an amount that can vary according to the change in the tax. Furthermore, the basis for calculation must be specified in the agreement. The clause therefore assumes that the parties will indicate for how large a share of the tax the Tenant must pay compensation.

According to the rules that are applicable at the time of this clause’s preparation, the tax constitutes a certain percent of the assessment value for the office space (both land and buildings). The declaration is reported in the tax information. The Tenant’s share of the tax for the office space can be determined as the relationship between the area that the Tenant rents and the rentable area of the property, or as the relationship between the Tenant’s rent and the total rents on the property.

What rate of calculation the parties select becomes a matter for negotiation. Other bases for calculation can also be used. For the sake of simplicity, however, the Tenant’s share should be unchanged during the lease term and, thus, independent of, for example, how the taxes can continue to be calculated, and any changes in the position of the rent.

It is appropriate, therefore, to indicate at the intended place how the office space’s share has been calculated. If the information relating to this should happen not to be filled in, this shall not mean, however, that the agreement becomes invalid. On a property, various buildings can be found with various values and various types of assessable units (single-family home, apartment building, industrial facility, and special unit). The tax – for which the Tenant shall pay compensation – shall only relate to the building where the office space is located. A building usually refers to each structural body. Required information can be retrieved from the notification of the decision about general property assessment which the Tax Agency sends to the property owner. The property owner who has problems calculating the Tenant’s share should contact his property owner’s association for assistance.

Fill in the Tenant’s share!

4.

The clause contains two options. In the first, compensation is paid for tax as a rent supplement “alongside” the rent amount specified in the agreement. The tax and the rent supplement disappear automatically. The other option assumes that the parties are in agreement about a certain rent in which, for instance, compensation for the applicable tax is included. If the tax should happen to be raised, regardless of the reason (e.g. high tax rate, increased tax assessment value, etc.) the Tenant shall nevertheless pay compensation for the increased cost. If the tax should happen to disappear, the rent returns to the original amount, i.e. the agreed upon rent (which includes compensation for the initially applicable tax which ceased). Naturally the Tenant shall still pay other rent supplements that occur, such as for changes in the index, changes in fuel costs, etc.

5.

To the extent that the Tenant shall pay a rent supplement for property taxes, the rent supplement should be reported separately on the rent specification.

6.

Mark with cross the option which you have selected. In the option selected, the Tenant’s share and the current amount are indicated. Furthermore, indicate how the Tenant’s share is calculated.

[logo]	INDEX CLAUSE	Page 1(2)
THE SWEDISH PROPERTY FEDERATION	FOR NON-RESIDENTIAL PREMISES

Appendix no. 1

Concerns	Lease contract no. 33001 7724 07	in the property Hunnerup 1

Landlord	I-Parken i Lund AB, 556263-8394

Tenant	Novozymes Biopharma AB, 556627-0830

Clause

Of the rent amount specified in the contract, 400,000 SEK, 100% or 400,000 SEK shall constitute the base rent. During the lease period, an addition to the rent amount shall be paid with respect to changes in the consumer price index (total index with 1980 as the base year), with a certain percent of the base rent, according to the reasons below.

•      For lease agreements that begin at any time during the period 01/01 – 06/30, the base rent is adjusted to the index value for October of the previous year.

•      For lease agreements that begin at any time during the period 07/01 – 12/31, the base rent is instead adjusted to the index value for October of the same period.

•      The index value for October, to which the base rent is considered to be adjusted in accordance with the above, constitutes the base number unless otherwise agreed upon as follows by indicating the year. Otherwise agreed upon base number, namely the index value for October 2007.

If the index value should rise in relation to the base number in any subsequent October, an addition shall be paid with the percentage by which the index value is changed in relation to the base number. In the continuation, the addition shall be paid in relation to the index changes, whereby the change in rent is calculated on the basis of the percent change between the base number and the index number for the respective October.

Outgoing rent, however, shall never be set lower than the rent amount specified in the contract. The change in rent always occurs as of January 1 after the October index occasions the recalculation.

The instructions on page 2 are applicable to this agreement.

Signature	Place/date [handwritten:] Malmö 080317	Place/date [handwritten:] 080313

Swedish Property Federation form no. 6E, prepared in 1999 in consultation with the Swedish Federation of Trade and the Swedish Hotels- and Restaurants Association (SHR).

The examples in the manual were revised in May 2002. Copying prohibited.

Lic. no. 2160-9981-2121-41. Version no.: 6.5 Licensed to: Svereal AB

Landlord I-Parken i Lund AB	Tenant Novozymes Biopharma AB

Printed name

[signature]	Tenant [signature]

Printed name Peter Olsson / Johan Sjöstedt	Printed name [handwritten:] [illegible]

The Landlord’s own entry on base number: 293.85

Page 2(2)

Instructions for the Index Clause for Non-Residential Premises

The Base Rent

Whether the whole or some part of the rent amount specified in this agreement should constitute the base rent is a matter for negotiation, and may otherwise depend on the lease terms (such as, for example, the rent’s size in SEK/m2 and the year, as well as the other obligations that are incumbent upon the Tenant, etc.).

The Base Number

The index number for October, to which the base rent is considered to be adjusted, makes up the base number unless otherwise indicated by indicating the year (see the provisions on page 1).

A comparison of indices occurs as soon as the year’s October index is published. In recent years, the October index has been published in mid-November.

Calculation of the rent supplement

10)	Calculate the difference between the current October index and the base number.

11)	If the difference is positive, the calculated difference is divided by the base number.

12)	The size of the rent supplement is calculated by this quotient, multiplied by the base rent.

Example

Calculation of rent supplement for the year 2002

The base rent is assumed to be 100,000 SEK/year and is adjusted to the consumer price index (CPI) for October 1999, which is 259.7 (Base number). The October index for the year 2001 is 269.1.

7.	Calculate the difference between the index number 269.1 and 259.7. The difference is positive and adds up to 9.4.

8.	Divide 9.4 by 259.7 and multiply the quotient (without rounding) by the base rent 100,000 SEK. The result is 3,619.56 SEK and constitutes the rent supplement for the year 2002 according to the clause.

Alternative A: If the CPI for October 2001 should instead end up being lower than the year before, e.g. 262.0 (October index for year 2000 was 262.6).

The difference between the assumed 262.0 and the base number 259.7 would still have been positive and added up to 2.3. The quotient between 2.3 and the base number 259.7, multiplied by the base rent 100,000 SEK would have resulted in a rent supplement of 885.63 SEK. The total rent, however, would have been lower than for the year 2001.

Alternative B: If the CPI for October 2001 should instead end up being lower than the base number 259.7, e.g. 259.5.

The difference between 259.5 and the base number 259.7 would have then been negative. No rent supplement should then be paid. The rent amount specified in the agreement should apply.

Page 1(1)

Value added tax clause

Appendix no. 3

Concerning	Lease agreement no. 33001 7724 07	Premises Hunnerup 1

Landlord	I-Parken i Lund AB	National ID/company registration no. 556263-8394

Tenant	Novozymes Biopharma AB	National ID/company registration no. 556627-0830

Appendix /Addendum:

VAT clause

Article 1 Value added tax clause

f)      The Tenant shall conduct VAT-liable business on the premises, or shall have the right to receive compensation (a ‘refund’) in pursuance of Chapter 10 of the Swedish VAT Act.

g)      The Tenant shall on each occasion in addition to the rent pay the VAT as stipulated under currently applicable legislation in relation to Value Added Tax on rent. The VAT shall be paid at the same time as the rent, calculated on the amount of the rent and, where applicable, shall be calculated as per supplementary costs such as (consumer price) index changes, gas/fuel, water supply and sewage, cooling, electricity, ventilation and property taxes, etc.

h)     The Tenant undertakes to inform the Landlord in the event of any changes to the Tenant’s activity, which could involve the cessation of registration as a VAT-liable business. The change may be due to the Tenant’s activity being deemed no longer liable to Value Added Taxation by a tax or other authority, or may be due to some other action by the Tenant, of whatever nature. In the event of the cessation of the Tenant’s registration as a VAT-liable business, or if the Tenant no longer has the right to a refund in pursuance of Chapter 10 of the Swedish VAT Act, the Tenant shall provide compensation to the Landlord as stipulated below.

i)       The Tenant is not entitled to wholly or partly assign the leasing rights to the premises to a third party (‘sublet the premises’) in the absence of the written consent of the Landlord. To the extent that the Tenant is allowed to sublet the premises in accordance with written permission from the Landlord providing for such, or if the rent tribunal has given their permission for subletting of the premises, the Tenant shall be required to register this subletting activity for Value Added Tax so that the Landlord does not become liable to pay for a VAT adjustment. As regards all subletting of the premises to a non-VAT-liable business, the Tenant shall provide compensation to the Landlord as stipulated below.

j)      The Tenant is not entitled to assign the leasing rights to the premises to a third party without the written consent of the Landlord. If specific permission has been retained from the Landlord or the rent tribunal permitting the Tenant to assign the leasing rights to a non-VAT-liable business, the Tenant shall provide compensation to the Landlord as stipulated below.

The Tenant shall compensate the Landlord on all occasions where the Tenant has caused the Landlord to become liable to a base VAT amount adjustment, in accordance with the following:

•      for the amount that the Landlord is obligated to pay for the concept of an adjustment as provided for in Chapter 8(a) of the Swedish VAT Act (1994:200), on adjustments of deductions for base VAT amounts in respect of an investment item.

•      for the remainder of the lease period and at the same time as usual rent payments, for the amount corresponding to the increased cost incurred by the Landlord as a consequence of the lost right of deduction on the base VAT amount.

If the Tenant, with or without the approval of the Landlord, undertakes new construction, extension or renovation work on the premises during the rental period, the Tenant shall submit a written specification of the measures taken, as well as the amounts paid for said measures, to the Landlord. This is required because this evidence may be used as supporting documentation submitted to substantiate a VAT adjustment in pursuance of Chapter 8(a)(2)(4) of the Swedish VAT Act (1994:200).

Signature	Place/date [hw:] 080317	Place/date [hw:] 080313

Landlord I-Parken i Lund AB [signature] [signature] [stamp:] Peter Olsson	Tenant Novozymes Biopharma AB [signature] [stamp:] Johan Sjöstedt

Page 1(2)

Special provisions

Appendix No. 4

Concerning	Lease agreement no. 33001 7724 07	Premises Hunnerup 1

Landlord	I-Parken i Lund AB	National ID/company registration no. 556263-8394

Tenant	Novozymes Biopharma AB	National ID/company registration no. 556627-0830

Appendix /Addendum:

Special provisions: non-residential premises

Article 1      The premises

The Landlord will execute and pay for the installation of parquet flooring on floor 2 (approx. 126 Sq. m).

Irrespective of the design and condition of the premises, the Landlord shall have the right to perform any changes justified on the basis of reasons related to the building construction or similar reasons invoked by a relevant authority. Such changes shall be done as per consultation and reasonable regard shall be taken to the Tenant’s wishes before the choice of a technical solution is made.

Article 2      Heating and water

The cost of heating and water is not included in the rent and the Tenant shall effect payment, as a supplement to the rent, for the sum amounting to the space units of the premises divided per Sq m of surface liable for debiting (SEK 118/Sq m/year). A preliminary supplementary fee shall be paid in addition to the rent and shall be adjusted annually on the basis of the actual outcome.

At the time of settlement, the preliminary fee for the following year shall be determined. This cost shall be based on the previous year’s actual outcome.

Article 3      Electricity

The Tenant has their own contract with the provider.

Article 4      Disclosure obligation

It is of essential importance to the Landlord that the Tenant inform the Landlord in writing of any and each significant change to their activity and, in the event that the Tenant is a body corporate, of any change in ownership.

Article 5      Assignment of leasing rights

Since the Landlord is registered as being liable to pay Value Added Tax (‘VAT-liable’) in respect of renting the rental item, the Tenant is not entitled to wholly or partly assign the leasing rights to the premises to a third party that does not conduct VAT-liable business.

Should the Tenant fail to comply with the above provision, the Landlord shall be entitled to charge the Tenant for any and all costs that he might incur in relation thereto.

Article 6      Environmental responsibility

If the Tenant engages in environmentally dangerous activity, the Tenant shall inform the Landlord and if the Landlord so requests, shall allow for environmental inspections to be performed on the property and leased premises at his own cost.

The environmental inspection shall be performed by a reputable inspection company that has been approved by the

[initialed] [initialed]

Page 2(2)

Landlord. The results of the inspection shall be immediately provided to the Landlord.

If the Tenant conducts activity that leads to an injunction or decision in pursuance of The Swedish Environmental Code or other environmental legislation, the Tenant shall be financially liable to the Landlord for all of his costs and damages incurred as a result of the conducted activity.

Article 7      Fixtures and fittings work etc.

In the absence of written permission from the Landlord, the Tenant shall not have the right to perform works related to renovations of the interior, fixtures and fittings, or other reconstruction works, either on the property or on the premises.

Page 3(2)

Article 8      Systematic Fire protection work

It shall be incumbent upon the Tenant to, at his own cost and on his own account, comply with all current requirements stipulated under the Swedish Civil Protection Act (2003:778) and related decrees, regulations and guidelines.

Escape routes may not be blocked.

Article 9      Professional membership where applicable

The Tenant shall be under the obligation to be a member of the professional association active on the given property, and to pay the relevant membership fee, as well as to comply with all decisions taken by this professional association.

Article 10    Surrender of the premises

At the end of the lease, the Tenant is responsible for returning the leased premises in a condition that is clean and in a generally acceptable condition. In the event that the premises are lacking in terms of cleanliness or maintenance, the Landlord shall be entitled to have the premises cleaned and/or repaired at the Tenant’s cost.

At the latest on the day of the termination of the lease, the Tenant shall, at his own cost, remove all of his property such as goods, stocks, signs, etc. Property that has not been removed shall be considered abandoned and shall become the property of the Landlord, for which compensation may not be claimed. The Landlord shall have the right, however, to demand that the Tenant proceed to remove waste, etc., or to have this done at the cost of the Tenant.

No compensation shall be paid for changes, extensions or renovations performed to the premises by the Tenant, unless agreed upon in writing, or following from Chapter 12 Sections 56-60 of the Jordabalk (“Land Code”).

Section 11   Distribution of responsibility in respect of equipment containing chlorofluorocarbons (CFCs)

The Tenant shall be responsible for, and where applicable, shall assume the Landlord’s responsibility to ensure that equipment containing CFCs used by the Tenant in their activity complies with all requirements stipulated under the Swedish Environmental Code, and in ancillary legislation thereto.

Inter alia, this shall mean that, in pursuance of The Refrigerants Order, the Tenant shall be obligated to ensure compliance with all rules in respect of notification, annual inspection and reporting to authorities.

The Tenant’s obligations shall include maintenance, requisite exchange or new installation of equipment, etc. and notification.

Article 12    Reduction of rent during normal maintenance

The Tenant shall have no right of reduction of the rent due to impediment or detriment of the right of use and enjoyment as a consequence of the Landlord performing normal maintenance or renovation of the rented premises or other parts of the property. However, it shall be incumbent upon the Landlord to inform the Tenant well in advance about the type and scope of the work and when and during which time the work will be performed. The Landlord shall minimize disruptions to the Tenant to the greatest possible extent during the execution of said measures.

Signature	Place/date [hw:] Malmö 080317	Place/date [hw:] 080313

	Landlord I-Parken i Lund AB [signature] [signature] [stamp:] Peter Olsson	Tenant Novozymes Biopharma AB [signature] [stamp:] Johan Sjöstedt

Page 1(2)

Page 1(1)

Lease Agreement Appendix

Appendix no. 4

Concerning	Lease agreement no. 33001 7739 01	Premises Hunnerup 1

Landlord	I-Parken i Lund AB	National ID/company registration no. 556263-8394

Tenant	Novozymes Biopharma AB	National ID/company registration no. 556627-0830

[initialed] [initialed]

Page 2(2)

Addendum

The lease period for the above lease agreement is extended from 01/01/2008 up to and including, 12/31/2008.

Termination of the contract shall be done in writing at least 6 months before the end of the new lease period, otherwise the contract is extended automatically by 12 months each time. The amount of the rent increases per annum at a rate of 3% as levied on the current rent (137,143 Swedish kronor) starting on 01/01/2008.

Page 3(2)

Signature	Place/date [hw:] [illegible] 071001	Place/date [hw:] [illegible] 9/28 2007

	Landlord I-Parken i Lund AB [signature] [stamp:] Johan Sjöstedt	Tenant Novozymes Biopharma AB [signature]

Page 4(2)

Page 1(1)

Lease Agreement Appendix

Appendix no.

Concerning	Lease agreement no. 4301-7724-07	Premises Hunnerup 1

Landlord	I-Parken i Lund AB	National ID/company registration no. 556263-8394

Tenant	Novozymes Biopharma AB	National ID/company registration no. 556627-0830

Page 5(2)

Addendum

The parties have today agreed to add the following addendum to this lease agreement.

The lease agreement shall also include signs as indicated in the appended design drawing. All terms and conditions therein shall comply with the above lease agreement.

The price of each sign is 25,000 Swedish kronor (2010 price level as per October 2010 price index) and each sign shall be charged first when it has been set up/installed.

The lease agreement shall remain in effect with no other amendments to the terms and conditions thereof.

Page 6(2)

Signature	Place/date [hw:] Malmö 12/14/2009	Place/date [hw:] [illegible] 11/23/2009

	Landlord I-Parken i Lund AB [signature] [hw:] FREDRIK ANGELDORFF	Tenant [stamp:] Novozymes Biopharma AB [signature]

(ENGLISH TRANSLATION)

The Swedish Property Owners’ Association Form for free text to be used together with the Property Owners’ Association’s other contract forms.

Lic. no. 2160-3442-6750-20. Version no. 6.0. Licensed to: Realia Fastighets AB.

To bldng:

BRANDSKYDD = FIRE PROTECTION
HÄNVISNINGAR = INSTRUCTIONS
FÖRESKRIFTER = REGULATIONS